[PHOTOS OMITTED]
                                                    Annual Report
                                                December 31, 2002

                                            Small-Cap Growth Fund
                                                Post-Venture Fund
                                              Mid-Cap Growth Fund
                                             Emerging Growth Fund
                                                  Technology Fund


[LOGO OMITTED]

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VAN WAGONER FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:                                      FEBRUARY 25, 2003
--------------------------------------------------------------------------------

2002 was another year most investors would like to forget. The major U.S. stock indexes posted their third consecutive yearly decline--the first such occurrence in sixty years! For the year, the S&P 500 Index finished down 23.4% and the Nasdaq Composite shed 31.5%. Contributing factors included a volatile geopolitical climate, ongoing concerns over corporate fraud and poor growth and earnings for many corporations.

After seeing the market rise a little in January 2002, investors were given [false] hope that the worst was over. Under the economic scenario at that time, many expected stocks to perform flat or slightly higher for the year. While it appeared that stocks were selling too cheaply, prices continued to decline all year long. The overriding theme for the market and specifically the technology industry in 2002 was deteriorating fundamentals with entire sectors, like telecommunications, sinking like a stone. During the July-August time period, the mutual fund industry experienced record asset outflows from equity funds. As a result, we believed equities were extremely undervalued and, in some cases, prices declined despite having relatively strong underlying company fundamentals. It has been difficult to navigate a market facing an uncertain geopolitical situation, corporate mistrust and weak investor confidence. Of course, those factors had a severely negative impact on business and business spending. Due to this ongoing volatility in the equity markets, investors have generally preferred fixed income and cash investments over aggressive growth small-cap stocks.

Coming into the fourth quarter of 2002, we had hoped to see a very strong Christmas retail spending season but that was not the case. Refinance activity continued to be strong in the third quarter and retailers had hoped consumers would use that excess cash to spend more. Instead, the consumer--with rising unemployment and an unstable job outlook--decided to pay down credit card debt. Revolving debt--consumer credit--reached its lowest level in seven years. As a result, we experienced the worst Christmas spending season on record. On a positive note, PC retailers did not build large inventories for the Christmas season, so inventories are now at very reasonable levels.

The United States had more than its share of corporate scandals during the year. A bad situation that began in 2001, with Enron, got worse. For the second consecutive year, U.S. companies toppled bankruptcy records. The total assets of bankrupt firms reached a combined $370 billion, surpassing last year's record of $260 billion. This year's bankruptcies included five of the ten largest filings ever, including the largest in U.S. history--WorldCom with $104 billion in assets. Conseco, Global Crossing, Adelphia Communications and United Airlines were among the firms that went bankrupt in 2002. The corporate malfeasance damaged investor sentiment. Confidence in the market and corporate America has been destroyed, along with billions of dollars in shareholder wealth. There still may be some isolated incidents, but we believe the worst has been discovered and the effects of those situations have been priced into the market. We are encouraged that many of these situations are already resolved or may be shortly.

Despite all this turmoil, the macroeconomic situation really wasn't as bad as it seemed. Economic data for the year supports a mild and protracted recovery. The strong housing market and refinancing activity continued, fueled by historically low interest rates. In early 2002, consensus estimates were for GDP growth of 0.5%-1%. The economy actually performed much better than that ending the year with GDP growth of 2.4%. If the President gets his fiscal policies adopted we believe that would be positive for the macro economic

VANWAGONER.COM                                                                 1

                                                 VAN WAGONER FUNDS ANNUAL REPORT

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VAN WAGONER FUNDS ANNUAL REPORT

outlook--how positive we don't know--but it will certainly help. The big wildcard issues are the tax changes--how much gets adopted and when and finding solutions to the geopolitical situations.

Despite the extreme macroeconomic events of 2002, we do recognize that the performance of the Van Wagoner Funds has been volatile throughout the year and that we have under-performed our index benchmarks.(1) Also, the Funds invest in emerging growth companies that are in a very liquid area of the market. When there are more sellers than buyers, as there were in 2002, stock prices decline and this created significant downside movement in many of our companies' stock prices. Conversely, when there are more buyers than sellers, stock prices can rise quickly and may create significant upside movement in companies' stock prices.

The Emerging Growth, Post-Venture and Technology Funds all held large positions in several stocks that performed poorly, which contributed to their underperformance relative to their benchmark indices.(1) For example, we continue to like Embarcadero Technologies (EMBT) and believe their fundamentals are strong. The Emerging Growth, Post-Venture and Technology Funds all held Embarcadero Technologies in their portfolios throughout the year.(2) In 2002 Embarcadero Technologies produced $48mm in revenue for the year compared to $51mm in 2001--a decline of roughly 7% year over year. Earnings were about $0.25 per share in 2001 and $0.20 for 2002--a decrease of approximately 20%. Yet their stock price has declined from about $17 per share in the beginning of 2002 to approximately $6 per share at year-end--a drop of about 65%. Embarcadero Technologies was expected to grow in 2002 but they didn't meet growth expectations, so their stock price suffered. We saw that situation happen over and over with many solid companies that we own.

The Small-Cap Growth Fund had its holdings in other sectors that performed well during the year such as trucking, consumer retail and restaurants. Although this diversification has helped the Fund's performance, the Fund still under-performed its index benchmark, the S&P SmallCap 600 Index. The Fund held higher weights than the benchmark index in sectors that performed poorly, such as computer software and semiconductors.(1)

The Mid-Cap Growth Fund began diversifying into other sectors, such as retail, energy and oil services, in early 2002 to take advantage of opportunities in those areas. During the year, the Fund also shifted some of its technology weighting from software to semiconductors, in the areas of equipment and manufacturing, in order to take advantage of select investments in that sector. The cash level of the Fund also increased during the year as it sold off names that weren't performing as well. The Fund is positioned for the long-term, but continues to be aware of and manage through short-term market volatility.(1)

The Funds invest in a very volatile sector of the market and in small, emerging growth companies that are subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. There is substantially more risk in investing in emerging small-cap growth stocks than in investing in established companies such as Microsoft, General Electric or Cisco.

The good news at this point is corporations are lean and mean. Moving into 2003, expectations for software firms revenue and earnings growth are much more conservative than they were a year ago. Coming out of 2001, analysts' forecasts for 2002 were banking on steady consistent growth. Corporate Managers got 'burned' so bad in 2002 thinking that the recovery was in motion. They are extremely conservative this year. We believe fundamentals are stabilizing and values are now


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relatively cheap. We don't think the prospects for 2003 are nearly as bad as they were for 2002 and think the results of the fourth quarter 2002 have be mildly encouraging.

On the technology front, IT spending still depends largely on corporate attitudes. We've been encouraged by some recent surveys conducted by CIO Magazine, Goldman Sachs and Merrill Lynch which predict a better IT market in 2003. Some of the results included a stabilizing, rather than declining, IT spending climate with the possibility of a slight 2%-3% increase. Data storage was an area mentioned favorably by IT managers, as they expected their spending in this sector to increase in 2003. IT spending closely tracks the economy's performance. A strong economic rebound drives revenues higher and leaves companies with more money to spend on IT projects.

Currently, we're cautiously adding some names to the Funds from the telecommunications sector. We're looking at some stocks in various consumer sectors as well. We're also watching and waiting for the healthcare sector to bottom out a little bit more before we get involved. The Small-Cap Growth Fund hasn't changed its allocation too much during the year and remains the most sector diversified of the Funds, although the largest sector weighting is technology, primarily in the software area. We continue to look for new opportunities as the market changes, but overall we're happy with our current holdings.

Shareholders may notice that our private equity holdings are smaller since our last report in June 2002. The valuation gap between public and private companies continues to make public companies more attractive at current prices, especially with the added liquidity public companies offer. As a result, we completed a sale of some of our private companies in fall 2002. We still own approximately 2%-7% in private equity holdings in the Funds. We are currently evaluating the market and opportunities to sell more of our private companies if the situation is compelling. We talk to our companies regularly, analyze their fundamentals and make appropriate changes to their valuations when necessary. This has been our process since 1997--it has not changed. This research on our private company holdings continues to benefit us by identifying trends and opportunities in both the private and public equity markets.

We're doing everything we can to navigate the challenges we encounter as a result of this prolonged bear market. We recognize how tough it has been to be a growth investor in this environment and truly appreciate the patience you have shown during these bad times. As we have discussed previously, the Funds offer a unique risk/reward proposition. Our shareholders are subject to higher risks, but also have the potential to reap higher rewards when the market favors our specific investment niche. We're looking forward to putting the past behind us and moving on to better times ahead.

Sincerely,

/s/ Signature



Garrett R. Van Wagoner



------------------------
(1) Please see pages 4-8 for the total returns of the Funds and their respective benchmarks.
(2) Holdings may change due to ongoing management. References to specific investments should not be construed as a recom-mendation of the Funds or their Adviser. Percentages in individual stock investments in each Fund may vary. During 2002, the Emerging Growth, Post-Venture and Technology Funds held Embarcadero Technologies in amounts ranging from 7%-11% of total net assets.

VANWAGONER.COM                                                                 3

                                                 VAN WAGONER FUNDS ANNUAL REPORT

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VAN WAGONER FUNDS PERFORMANCE


Small-Cap Growth Fund
--------------------------------------------------------------------------------


  Total Return For the periods ended 12/31/02
--------------------------------------------------------------------------------
     One Year     Five Year  Average Annual Since Inception
     (39.68)%       0.36%                 0.24%

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/95 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization. The Fund has selected the S&P SmallCap 600 Index as a new benchmark to provide a more accurate comparison of the securities held by the Fund.


[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Small-Cap Growth Fund
S&P SmallCap 600 Index
12/31/95         $10000          $10000
12/31/96          12450           12132
12/31/97           9990           15236
12/31/98          11300           15037
12/31/99          34790           16902
12/31/00          28448           18897
12/31/01          16856           20133
12/31/02          10169           17187


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Post-Venture Fund
--------------------------------------------------------------------------------


  Total Return For the periods ended 12/31/02
--------------------------------------------------------------------------------
     One Year     Five Year  Average Annual Since Inception
     (67.33)%     (16.75)%              (16.01)%

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/96 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Nasdaq Composite Index is a broad based capitalization weighted index of all Nasdaq National Market & Small Cap stocks.

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

         VAN WAGONER POST-VENTURE FUND     Nasdaq Composite Index (Post-Venture)
12/31/96            $10000                             $10000
12/31/97              8780                              12215
12/31/98             12080                              17128
12/31/99             40736                              31875
12/31/00             28388                              19387
12/31/01             10747                              15355
12/31/02              3512                              10555


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                                             VAN WAGONER FUNDS FUNDS PERFORMANCE
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VAN WAGONER FUNDS PERFORMANCE


Mid-Cap Growth Fund
--------------------------------------------------------------------------------


  Total Return For the periods ended 12/31/02
--------------------------------------------------------------------------------
     One Year     Five Year  Average Annual Since Inception
     (49.85)%     (19.32)%              (13.41)%

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/95 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P MidCap 400 Index is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.


[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

           VAN WAGONER MID-CAP GROWTH FUND     S&P MidCap 400 Index (Mid-Cap)
12/31/95                $10000                            $10000
12/31/96                 12390                             11920
12/31/97                 10670                             15765
12/31/98                 12430                             18778
12/31/99                 28202                             21543
12/31/00                 21635                             25314
12/31/01                  7276                             25161
12/31/02                  3649                             21509




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Emerging Growth Fund
--------------------------------------------------------------------------------


  Total Return For the periods ended 12/31/02
--------------------------------------------------------------------------------
     One Year     Five Year  Average Annual Since Inception
     (64.56)%     (13.76)%               (9.84)%

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/95 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.
The Nasdaq Composite Index is a broad based capitalization weighted index of all Nasdaq National Market & Small Cap stocks.
[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

     VAN WAGONER EMERGING GROWTH FUND   Nasdaq Composite Index (Emerging Growth)

12/31/95             $10000                             $10000
12/31/96              12690                              12303
12/31/97              10150                              15028
12/31/98              10960                              21072
12/31/99              42870                              39215
12/31/00              33910                              23851
12/31/01              13665                              18890
12/31/02               4843                              12986



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                                             VAN WAGONER FUNDS FUNDS PERFORMANCE

VAN WAGONER FUNDS PERFORMANCE

Technology Fund
--------------------------------------------------------------------------------


  Total Return For the periods ended 12/31/02
--------------------------------------------------------------------------------
     One Year    Five Year and Average Annual Since Inception
     (65.81)%                      (10.93)%

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/97 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.
The Morgan Stanley High-Technology 35 Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors.
The S&P 500(R) Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                   VAN WAGONER              Morgan Stanley High
                 TECHNOLOGY FUND         Technology Index (Technology)    S&P 500 (Technology)
12/31/97             $10000                      $10000                        $10000
12/31/98              18510                       19569                         12858
12/31/99              59927                       41268                         15564
12/31/00              43070                       29990                         14146
12/31/01              16398                       22817                         12465
12/31/02               5606                       12979                          9710




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

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

NUMBER
OF SHARES                                   VALUE
---------------------------------------------------
COMMON AND PREFERRED STOCKS  91.47%

            ADVERTISING SERVICES 2.02%
   25,000   Getty Images, Inc.*        $    763,750
                                       ------------

            AEROSPACE - DEFENSE
            EQUIPMENT 2.97%
   55,000   Sensytech, Inc.                 661,100
   20,000   United Defense
            Industries, Inc.               *466,000
                                       ------------
                                          1,127,100
                                       ------------

            APPLICATIONS SOFTWARE 4.89%
   55,000   Citrix Systems, Inc.*           677,600
   40,000   Pinnacle Systems, Inc.*         544,400
   40,000   SERENA Software Inc.*           631,600
                                       ------------
                                          1,853,600
                                       ------------

            BATTERIES/BATTERY
            SYSTEMS 2.12%
   27,500   Wilson Greatbatch
              Technologies, Inc.*           803,000
                                       ------------

            CASINO SERVICES 2.02%
   45,000   Alliance Gaming Corp.*          766,350
                                       ------------

            COMMUNICATIONS
            SOFTWARE 1.62%
  100,000   SeaChange International,
            Inc.*                           615,000
                                       ------------

            COMPUTER DATA SECURITY 2.00%
   45,000   NetScreen Technologies, Inc.*   757,800
                                       ------------

            COMPUTER SOFTWARE -
            DESKTOP 0.14%
  125,000   Oblix, Inc., Series E*++         55,000
                                       ------------

            COMPUTER SOFTWARE -
            ENTERPRISE 0.29%
   28,010   Authoria, Inc., Series C*++      49,578
   71,386   Comergent Technologies,
              Inc., Series B*++              61,392
                                       ------------
                                            110,970
                                       ------------

            COMPUTER SOFTWARE -
            SECURITY 1.58%
   70,000   ActivCard S.A.*                 598,500
                                       ------------

            COMPUTERS - INTEGRATED
            SYSTEMS 1.60%
    3,728   CopperCom, Inc., Common*++$          --
    8,668   CopperCom, Inc.,
              Series H-2*++                   1,473
   34,535   CopperCom, Inc.,
              Series I*++                       691
   85,000   McDATA Corp.*                   603,500
                                       ------------
                                            605,664
                                       ------------

            COMPUTERS - LOCAL
            NETWORKS 0.20%
   99,400   3PARdata, Inc.,
              Series C*++                    74,550
                                       ------------

            COMPUTERS - MEMORY
            DEVICES 1.12%
   56,130   CommVault Systems, Inc.,
              Series AA*++                   72,408
   59,900   CommVault Systems, Inc.,
              Series BB*++                   77,271
    3,419   DataCore Software Corp.,
              Series C*++                     1,880
   90,000   SimpleTech, Inc.*               271,800
                                       ------------
                                            423,359
                                       ------------

            DATA PROCESSING/
            MANAGEMENT 1.24%
   30,000   Documentum, Inc.*               469,800
                                       ------------

            E-COMMERCE/SERVICES 0.33%
  102,194   Workstream Inc.*                123,123
                                       ------------

            E-SERVICES/CONSULTING 0.75%
  200,000   I-many, Inc.*                   284,000
                                       ------------

            ELECTRONIC COMPONENTS -
            MISCELLANEOUS  0.30%
   74,500   StockerYale, Inc.*              115,475
                                       ------------

            ELECTRONIC COMPONENTS -
            SEMICONDUCTORS 4.61%
   40,000   Actel Corp.*                    648,800
  140,000   ChipPAC, Inc.*                  497,000
  100,000   Silicon Image, Inc.*            600,000
                                       ------------
                                          1,745,800
                                       ------------



SEE NOTES TO SCHEDULE OF INVESTMENTS.

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                                       VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS
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VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER SMALL-CAP GROWTH FUND (CONT'D.) DECEMBER 31, 2002

NUMBER
OF SHARES                                   VALUE
----------------------------------------------------
  ELECTRONIC MEASURING
   INSTRUMENTS 1.61%
   12,500   FLIR Systems, Inc.*        $    610,000
                                       ------------

   ELECTRONICS - SEMICONDUCTOR
   MANUFACTURING 0.08%
   117,700  Bandwidth9, Inc.,
              Series F*++                    30,602
   225,000  SandCraft, Inc.,
              Series B*++                        98
                                       ------------
                                             30,700
                                       ------------

            ENTERPRISE SOFTWARE/
            SERVICES 4.35%
  155,000   Lawson Software, Inc.*          891,250
  150,000   Legato Systems, Inc.*           754,500
                                       ------------
                                          1,645,750
                                       ------------

            FOOD ITEMS- WHOLESALE
            DISTRIBUTION 2.02%
   22,500   Performance Food Group Co.*     764,077
                                       ------------

            GOLD MINING 1.97%
   50,000   Ashanti Goldfields Co. Ltd.     292,500
   40,000   Glamis Gold Ltd.*               453,600
                                       ------------
                                            746,100
                                       ------------

            INTERNET APPLICATION
            SOFTWARE 0.04%
    4,249   Netegrity, Inc.*                 13,822
                                       ------------

            INTERNET CONTENT -
            ENTERTAINMENT 0.00%
      541   iBEAM Broadcasting Corp.*             3
                                       ------------

            INTERNET SECURITY 1.58%
  100,000   RSA Security Inc.*              599,000
                                       ------------

            LASER- SYSTEM
            COMPONENTS 1.28%
   15,000   Cymer, Inc.*                    483,750
                                       ------------

            MEDICAL - BIOMEDICAL/
            GENETICS 0.84%
   59,800   Athersys, Inc., Series A*++     215,280
   28,944   Athersys, Inc., Series F*++     104,198
                                       ------------
                                            319,478
                                       ------------

NUMBER
OF SHARES                                   VALUE
----------------------------------------------------
            MEDICAL - DRUGS 1.97%
   15,000   Medicis
              Phamaceutical Corp.*     $    745,050
                                       ------------

            MEDICAL - GENERIC DRUGS 1.74%
   17,500   Taro Pharmaceutical
              Industries Ltd.*              658,000
                                       ------------

            MEDICAL - HMO 1.60%
   20,000   AMERIGROUP Corp.*               606,200
                                       ------------

            MEDICAL - HOSPITALS 1.18%
   15,000   Triad Hospitals, Inc.*          447,450
                                       ------------

            MEDICAL - OUTPATIENT/
            HOME MEDICAL CARE 2.01%
   15,000   Odyssey Healthcare, Inc.*       520,500
   15,000   VistaCare, Inc.*                240,150
                                       ------------
                                            760,650
                                       ------------

            MEDICAL - PRODUCTS 1.22%
   15,000   PolyMedica Corp.*               462,600
                                       ------------

            MOTION PICTURES &
            SERVICES 1.69%
   40,000   Macrovision Corp.*              641,600
                                       ------------

            NETWORKING PRODUCTS 1.24%
  300,000   Enterasys Networks, Inc.*       468,000
                                       ------------

            OIL & GAS - DRILLING 2.91%
  125,000   Grey Wolf, Inc.*                498,750
   20,000   Patterson - UTI Energy, Inc.*   603,400
                                       ------------
                                          1,102,150
                                       ------------

            OIL COMPANIES-EXPLORATION &
            PRODUCTION 2.94%
   15,000   Cabot Oil & Gas Corp.           371,700
   40,000   Unit Corp.*                     742,000
                                       ------------
                                          1,113,700
                                       ------------

            OIL- FIELD MACHINERY &
            EQUIPMENT 2.94%
   45,000   Grant Prideco, Inc.*            523,800
   25,000   Hydril Co.*                     589,250
                                       ------------
                                          1,113,050
                                       ------------


SEE NOTES TO SCHEDULE OF INVESTMENTS.
10    1-800-228-2121

VAN WAGONER SMALL-CAP GROWTH FUND (CONT'D.) DECEMBER 31, 2002

NUMBER
OF SHARES                                    VALUE
-----------------------------------------------------
            OIL- FIELD SERVICES 3.70%


   25,000   Cal Dive
              International, Inc.*     $    587,500
   50,000   Key Energy Services, Inc.*      448,500
   25,000   W-H Energy Services, Inc.*      364,750
                                       ------------
                                          1,400,750
                                       ------------

            PRECIOUS METALS 1.25%
   30,000   TVX Gold Inc.*                  471,600
                                       ------------

            RETAIL - APPAREL/SHOES 1.75%
   37,500   Pacific Sunwear of
              California, Inc.             *663,375
                                       ------------

            RETAIL - RESTAURANTS 3.55%
   25,000   Applebee's International,
              Inc.                          579,775
   22,000   Panera Bread Co.*               765,820
                                       ------------
                                          1,345,595
                                       ------------

            SEMICONDUCTOR
            EQUIPMENT 2.73%
   40,000   Brooks-PRI Automation, Inc.*    458,400
   30,000   Rudolph Technologies, Inc.*     574,800
                                       ------------
                                          1,033,200
                                       ------------

            SEMICONDUCTORS COMPONENTS/
            INTEGRATED CIRCUITS 3.52%
   55,000   02Micro International, Ltd.*    536,195
   30,000   Exar Corp.*                     372,000
   25,000   Power Integrations, Inc.*       425,000
                                       ------------
                                          1,333,195
                                       ------------

            SOFTWARE TOOLS 2.27%
   70,000   Borland Software Corp.*         861,000
                                       ------------

            TELECOMMUNICATIONS -
            EQUIPMENT 0.37%
  177,500   Calient Networks, Inc.,
              Series D*++                    24,850
  295,500   Hyperchip, Inc., Series 1
              Class C*++                      1,009
    5,979   Mahi Networks, Inc., Common*++       --
  317,800   Metro-Optix, Inc., Series C*++    1,455
  182,300   Nayna Networks, Inc.,
              Series B*++                        54
  713,596   Silicon Access Networks, Inc.,
              Series E*++                        91
  143,028   Turin Networks, Inc.,
              Series C*++                    12,873
 1,097,640  Turin Networks, Inc.,
              Series D*++                    98,788
                                       ------------
                                            139,120
                                       ------------

NUMBER
OF SHARES                                    VALUE
-----------------------------------------------------
            TELECOMMUNICATION SERVICES 1.89%
   20,000   Commonwealth Telephone
              Enterprises, Inc.*      $     716,800
                                       ------------

            TRANSPORTATION - TRUCK 5.43%
   15,000   Arkansas Best Corp.*            389,715
   30,000   Covenant Transport, Inc.*       568,800
   25,000   Heartland Express, Inc.*        572,775
   25,000   Knight Transportation, Inc.*    525,000
                                       ------------
                                          2,056,290

            TOTAL COMMON AND
            PREFERRED STOCKS
            (Cost $43,133,271)           34,644,896
                                       ------------

WARRANTS 0.00%

            MEDICAL-BIOMEDICAL/
            GENETICS  0.00%
    2,894   Athersys, Inc., Series F             --
                                       ------------

            TELECOMMUNICATIONS-
            EQUIPMENT 0.00%
  109,596   Turin Networks, Inc.,
              Series D                           --
                                       ------------

            TOTAL WARRANTS
            (Cost $0)                            --
                                       ------------
PRINCIPAL
AMOUNT
---------

SHORT-TERM INVESTMENT 8.67%

 $3,284,988 PNC Money Market              3,284,988
                                       ------------

            TOTAL SHORT-TERM INVESTMENT
            (Cost $3,284,988)             3,284,988
                                       ------------

            TOTAL INVESTMENTS  100.14%
            (Cost $46,418,259)           37,929,884

            Liabilities less
            Other Assets (0.14%)            (54,883)
                                       ------------

NET ASSETS 100.00%                      $37,875,001
                                       ============

SEE NOTES TO SCHEDULE OF INVESTMENTS.

VANWAGONER.COM                                                                11

                                       VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER SMALL-CAP GROWTH FUND (CONT'D.) DECEMBER 31, 2002


NOTES TO SCHEDULE OF INVESTMENTS

*  Non-income producing

++ The following preferred stocks (common stocks and warrants where noted) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2002, the value of the Fund's restricted securities was $883,541 or 2.33% of net assets.

SECURITY DESCRIPTION                  DATE(S) OF ACQUISITION          NUMBER OF SHARES              COST
---------------------------------------------------------------------------------------------------------------------------

3PARdata, Inc., Series C                      May 01                      99,400                $  571,626
Athersys, Inc., Series A                     October 00                   59,800                   747,500
Athersys, Inc., Series F                     March 00                     28,944                   347,328
Athersys, Inc., Series F-Warrants            March 00                      2,894                        --
Authoria, Inc., Series C                      May 00                      28,010                   218,758
Bandwidth9, Inc., Series F                  November 00                  117,700                 1,082,840
Calient Networks, Inc., Series D            December 00                  177,500                 1,282,438
Comergent Technologies, Inc., Series B      January 00                    71,386                   613,920
CommVault Systems, Inc., Series AA           April 00                     56,130                   321,732
CommVault Systems, Inc., Series BB          November 00                   59,900                   724,790
CopperCom, Inc., Common                       June 01                      3,728                        --
CopperCom, Inc., Series H-2                   June 00                      8,668                   499,970
CopperCom, Inc., Series I                     June 01                     34,535                   256,940
DataCore Software Corp., Series C             May 00                       3,419                    23,542
Hyperchip, Inc., Series 1 Class C          September 00                  295,500                   260,040
Mahi Networks, Inc., Common                 November 01                    5,979                   839,213
Metro-Optix, Inc., Series C                   July 01                    317,800                   750,008
Nayna Networks, Inc., Series B              December 00                  182,300                   820,350
Oblix, Inc., Series E                        August 00                   125,000                   527,588
SandCraft, Inc., Series B                   October 99                   225,000                   555,750
Silicon Access Networks, Inc., Series E     December 01                  713,596                   428,158
Turin Networks, Inc., Series C               July 00                     143,028                   600,002
Turin Networks, Inc., Series D              December 01                1,097,640                   812,254
Turin Networks, Inc., Series D-Warrants     December 01                  109,596                        --
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.
12   1-800-228-2121

VAN WAGONER POST-VENTURE FUND DECEMBER 31, 2002

NUMBER
OF SHARES                                    VALUE
----------------------------------------------------

COMMON AND PREFERRED STOCKS   94.75%

            APPLICATIONS SOFTWARE  17.06%
 610,000    Actuate Corp.*             $  1,079,700
  45,000    Citrix Systems, Inc.*           554,400
 580,000    Embarcadero
              Technologies, Inc.*         3,462,600
  70,000    Red Hat, Inc.*                  413,700
  20,000    SERENA Software, Inc.*          315,800
                                       ------------
                                          5,826,200
                                       ------------

            CELLULAR
            TELECOMMUNICATIONS  0.85%
  25,000    Nextel Communications, Inc.*    288,750
                                       ------------

            COMPUTER DATA SECURITY  2.34%
  47,500    NetScreen Technologies, Inc.*   799,900
                                       ------------

            COMPUTER SOFTWARE -
            DESKTOP  0.57%
 445,000    Oblix, Inc., Series E*++        195,800
                                       ------------

            COMPUTER SOFTWARE -
            ENTERPRISE  1.39%
 206,968    Authoria, Inc., Series C*++     366,333
 124,968    Comergent Technologies, Inc.,
              Series B*++                   107,472
                                       ------------
                                            473,805
                                       ------------

            COMPUTERS - INTEGRATED
            SYSTEMS  0.59%
  13,047    CopperCom, Inc., Common*++           --
  30,340    CopperCom, Inc., Series H-2*++    5,158
 120,858    CopperCom, Inc., Series I*++      2,417
 230,000    Redback Networks Inc.*          193,200
                                       ------------
                                            200,775
                                       ------------

            COMPUTERS - LOCAL
            NETWORKS  0.60%
 271,500    3PARdata, Inc., Series C*++     203,625
                                       ------------

            COMPUTERS - MEMORY
            DEVICES  1.67%
 189,014    CommVault Systems, Inc.,
              Series AA*++                  243,828
 184,000    CommVault Systems, Inc.,
              Series BB*++                  237,360
 161,777    DataCore Software Corp.,
              Series C*++                    88,977
                                       ------------
                                            570,165
                                       ------------

NUMBER
OF SHARES                                    VALUE
----------------------------------------------------
            DECISION SUPPORT
            SOFTWARE  0.86%
  12,500    Cognos, Inc.*              $    293,125
                                       ------------

            E-COMMERCE/
            BUSINESS-TO-BUSINESS  4.33%
  95,000    Agile Software Corp.*           735,300
 300,000    Ariba, Inc.*                    744,000
                                       ------------
                                          1,479,300
                                       ------------

            E-COMMERCE/SERVICES  0.75%
 210,854    Workstream Inc.*                254,037
                                       ------------

            E-SERVICES/CONSULTING  4.58%
 1,100,000  I-many, Inc.*                 1,562,000
                                       ------------

            ELECTRONIC COMPONENTS -
            SEMICONDUCTORS  4.04%
 120,000    Applied Micro Circuits Corp.*   442,800
  15,000    Broadcom Corp.*                 225,900
 100,000    Oak Technology, Inc.*           265,000
  80,000    PMC-Sierra, Inc.*               444,800
                                       ------------
                                          1,378,500
                                       ------------

            ELECTRONIC COMPONENTS-
            MISCELLANEOUS  1.16%
 255,950    StockerYale, Inc.*              396,722
                                       ------------

            ELECTRONICS - SEMICONDUCTOR
            MANUFACTURING  0.35%
 459,300    Bandwidth9, Inc., Series F*++   119,418
 195,000    SandCraft, Inc., Series B*++         85
 176,600    SandCraft, Inc., Series C*++         77
                                       ------------
                                            119,580
                                       ------------

            ENTERPRISE SOFTWARE/
            SERVICES  16.93%
  65,000    BEA Systems, Inc.*              745,550
  22,500    Business Objects S.A.*          337,500
  27,500    Hyperion Solutions Corp.*       705,925
  52,500    Informatica Corp.*              302,400
 100,000    Lawson Software, Inc*           575,000
  65,000    Legato Systems, Inc.*           326,950
 270,000    Micromuse, Inc.*              1,031,400
 150,000    OPNET Technologies, Inc.*     1,212,150
 200,000    Retek Inc.*                     544,000
                                       ------------
                                          5,780,875
                                       ------------


SEE NOTES TO SCHEDULE OF INVESTMENTS.

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                                       VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS
VAN WAGONER POST-VENTURE FUND (CONT'D.) DECEMBER 31, 2002

NUMBER
OF SHARES                                    VALUE
----------------------------------------------------
            FINANCIAL SERVICES -
            MISCELLANEOUS  1.17%
  25,000    CheckFree Corp.*           $    400,025
                                       ------------

            INTERNET APPLICATION
            SOFTWARE  8.97%
  66,000    Centra Software, Inc*            66,000
 227,900    iManage, Inc.*                  729,280
 300,000    Interwoven, Inc.*               780,000
 210,000    MatrixOne, Inc.*                903,000
 155,169    Netegrity, Inc.*                504,765
 100,000    Portal Software, Inc.*           80,800
                                       ------------
                                          3,063,845
                                       ------------

            INTERNET CONTENT -
            ENTERTAINMENT  0.00%
   1,155    iBEAM Broadcasting Corp.*             6
                                       ------------

            INTERNET INFRASTRUCTURE
            EQUIPMENT  1.09%
 175,000    Riverstone Networks, Inc.*      371,000
                                       ------------

            INTERNET INFRASTRUCTURE
            SOFTWARE  1.36%
 130,000    Chordiant Software, Inc.*       187,200
  70,000    SupportSoft, Inc.*              275,800
                                       ------------
                                            463,000
                                       ------------

            INTERNET SECURITY  5.68%
  17,500    Internet Security
              Systems, Inc*                 320,775
  85,000    RSA Security Inc.*              509,150
  15,000    Symantec Corp.*                 607,200
  62,500    VeriSign, Inc.*                 501,250
                                       ------------
                                          1,938,375
                                       ------------

            LASER- SYSTEM
            COMPONENTS  0.94%
  10,000    Cymer, Inc.*                    322,500
                                       ------------

            MEDICAL - BIOMEDICAL/
            GENETICS  3.40%
 253,300    Athersys, Inc., Series A*++     911,880
  69,219    Athersys, Inc., Series F*++     249,188
                                       ------------
                                          1,161,068
                                       ------------

            NETWORKING PRODUCTS  2.34%
 250,000    Enterasys Networks, Inc.*       390,000
  60,000    Juniper Networks, Inc.*         408,000
                                       ------------
                                            798,000
                                       ------------

NUMBER
OF SHARES                                    VALUE
----------------------------------------------------
            SEMICONDUCTOR
            EQUIPMENT  1.29%
  12,500    KLA-Tencor Corp.*          $    442,125
                                       ------------

            SEMICONDUCTORS COMPONENTS/
            INTEGRATED CIRCUITS  4.23%
  32,500    02Micro International, Ltd.*    316,843
 110,000    GlobespanVirata, Inc.*          485,100
  25,000    Marvell Technology
              Group Ltd.*                   471,500
  63,030    Multilink Technology Corp.*     170,181
                                       ------------
                                          1,443,624
                                       ------------

            SOFTWARE TOOLS  1.40%
  30,000    Altiris, Inc.*                  477,600
                                       ------------

            TELECOMMUNICATIONS -
            EQUIPMENT  1.99%
 528,500    Calient Networks, Inc.,
              Series D*++                    73,990
 880,700    Hyperchip, Inc., Series 1
              Class C*++                      3,007
  14,193    Mahi Networks, Inc.,
              Common*++                          --
 540,300    Metro-Optix, Inc., Series C*++    2,474
 664,200    Nayna Networks, Inc.,
              Series B*++                       199
1,192,993   Silicon Access Networks, Inc.,
              Series E*++                       152
 400,000    Sonus Networks, Inc.*           400,000
 500,596    Turin Networks, Inc.,
              Series C*++                    45,054
 1,726,661  Turin Networks, Inc.,
              Series D*++                   155,399
                                       ------------
                                            680,275
                                       ------------

            TELECOMMUNICATIONS EQUIPMENT-
            FIBER OPTICS  2.18%
  85,000    CIENA Corp.*                    436,900
  80,000    New Focus, Inc.*                307,200
                                       ------------
                                            744,100
                                       ------------

            WIRELESS EQUIPMENT  0.64%
  30,000    RF Micro Devices, Inc.*         219,900
                                       ------------

            TOTAL COMMON AND
            PREFERRED STOCKS
            (Cost $84,463,473)           32,348,602
                                       ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.
14  1-800-228-2121

VAN WAGONER POST-VENTURE FUND (CONT'D.) DECEMBER 31, 2002

NUMBER
OF SHARES                                    VALUE
----------------------------------------------------
WARRANTS 0.00%


            MEDICAL-BIOMEDICAL/
            GENETICS  0.00%
    6,922   Athersys, Inc., Series F$            --
                                       ------------

            TELECOMMUNICATIONS-
            EQUIPMENT 0.00%
  172,402   Turin Networks, Inc., Series D       --
                                       ------------

            TOTAL WARRANTS
            (Cost $0)                            --
                                       ------------

PRINCIPAL
AMOUNT                                      VALUE
---------------------------------------------------
SHORT-TERM INVESTMENT 4.37%

 $1,492,380 PNC Money Market           $  1,492,380
                                       ------------

            TOTAL SHORT-TERM INVESTMENT
            (Cost $1,492,380)             1,492,380
                                       ------------

            TOTAL INVESTMENTS  99.12%
            (Cost $85,955,853)           33,840,982
            Other Assets
            less Liabilities 0.88%          301,881
                                       ------------

NET ASSETS 100.00%                      $34,142,863
                                       ============



NOTES TO SCHEDULE OF INVESTMENTS

*  Non-income producing

++ The following preferred stocks (common stocks and warrants where noted) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2002, the value of the Fund's restricted securities was $3,011,893 or 8.82% of net assets.

SECURITY DESCRIPTION                  DATE(S) OF ACQUISITION          NUMBER OF SHARES              COST
---------------------------------------------------------------------------------------------------------------------------
3PARdata, Inc., Series C                      May 01                     271,500                $1,561,331
Athersys, Inc., Series A                     October 00                  253,300                 3,166,250
Athersys, Inc., Series F                     March 00                     69,219                   830,628
Athersys, Inc., Series F-Warrants            March 00                      6,922                        --
Authoria, Inc., Series C                      May 00                     206,968                 1,616,420
Bandwidth9, Inc., Series F                  November 00                  459,300                 4,225,560
Calient Networks, Inc., Series D            December 00                  528,500                 3,818,413
Comergent Technologies, Inc., Series B      January 00                   124,968                 1,074,725
CommVault Systems, Inc., Series AA           April 00                    189,014                 1,083,409
CommVault Systems, Inc., Series BB          November 00                  184,000                 2,226,400
CopperCom, Inc., Common                       June 01                     13,047                        --
CopperCom, Inc., Series H-2                   June 00                     30,340                 1,749,997
CopperCom, Inc., Series I                     June 01                    120,858                   899,184
DataCore Software Corp., Series C             May 00                     161,777                 1,114,084
Hyperchip, Inc., Series 1 Class C          September 00                  880,700                   775,016
Mahi Networks, Inc., Common            May 00 - November 01               14,193                 1,992,130
Metro-Optix, Inc., Series C                   July 01                    540,300                 1,275,108
Nayna Networks, Inc., Series B              December 00                  664,200                 2,988,900
Oblix, Inc., Series E                        August 00                   445,000                 1,878,212
SandCraft, Inc., Series B                   October 99                   195,000                   481,650
SandCraft, Inc., Series C                   December 00                  176,600                   513,906
Silicon Access Networks, Inc., Series E     December 01                1,192,993                   715,796
Turin Networks, Inc., Series C               July 00                     500,596                 2,100,000
Turin Networks, Inc., Series D              December 01                1,726,661                 1,277,729
Turin Networks, Inc., Series D-Warrants     December 01                  172,402                        --
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.

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                                       VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER MID-CAP GROWTH FUND DECEMBER 31, 2002

NUMBER
OF SHARES                                     VALUE
-----------------------------------------------------
COMMON AND PREFERRED STOCKS  89.22%


            APPLICATIONS SOFTWARE  5.70%
 230,000    Actuate Corp.*             $    407,100
  15,000    Mercury Interactive Corp.*      444,750
  10,000    Quest Software, Inc.*           103,100
  10,000    SERENA Software, Inc.*          157,900
                                       ------------
                                          1,112,850
                                       ------------
            CELLULAR
            TELECOMMUNICATIONS  0.89%
  15,000    Nextel Communications, Inc.*    173,250
                                       ------------

            COMMUNICATIONS
            SOFTWARE  1.26%
  40,000    SeaChange International, Inc.   246,000
                                       ------------

            COMPUTER DATA SECURITY  4.74%
  55,000    NetScreen Technologies, Inc.    926,200
                                       ------------

            COMPUTER SOFTWARE -
            ENTERPRISE  1.21%
 133,414    Authoria, Inc., Series C*++     236,143
                                       ------------

            COMPUTER SOFTWARE -
            SECURITY  1.31%
  30,000    ActivCard S.A.*                 256,500
                                       ------------

            COMPUTERS - INTEGRATED
            SYSTEMS  0.74%
   5,590    CopperCom, Inc., Common*++           --
  13,002    CopperCom, Inc.,
              Series H-2*++                   2,210
  51,788    CopperCom, Inc.,
              Series I*++                     1,036
  20,000    McDATA Corp.*                   142,000
                                       ------------
                                            145,246
                                       ------------

            COMPUTERS - LOCAL
            NETWORKS  0.44%
 114,200    3PARdata, Inc., Series C*++      85,650
                                       ------------

            COMPUTERS - MEMORY
            DEVICES  2.71%
 111,500    CommVault Systems, Inc.,
              Series BB*++                  143,835
 154,922    DataCore Software Corp.,
              Series C*++                    85,207

NUMBER
OF SHARES                                    VALUE
----------------------------------------------------
            COMPUTERS - MEMORY DEVICES (CONT'D.)
  30,000    Network Appliance, Inc.*  $     300,000
                                       ------------
                                            529,042
                                       ------------

            COMPUTERS - SERVICES  1.82%
  15,000    Manhattan Associates, Inc.*     354,900
                                       ------------

            DECISION SUPPORT
            SOFTWARE  2.40%
  20,000    Cognos, Inc.*                   469,000
                                       ------------

            E-COMMERCE/BUSINESS-TO-
            BUSINESS  3.25%
  50,000    Agile Software Corp.*           387,000
 100,000    Ariba, Inc.*                    248,000
                                       ------------
                                            635,000
                                       ------------

            E-COMMERCE/PRODUCTS  1.94%
  20,000    Amazon.com, Inc.*               377,800
                                       ------------

            ELECTRONIC COMPONENTS -
            SEMICONDUCTORS  5.57%
  10,000    Cree, Inc.*                     163,500
  20,000    Intersil Corp.*                 278,800
  75,000    Skyworks Solutions, Inc.*       646,500
                                       ------------
                                          1,088,800
                                       ------------

            ELECTRONICS - SEMICONDUCTOR
            MANUFACTURING  0.33%
 247,600    Bandwidth9, Inc.,
              Series F*++                    64,376
 193,200    SandCraft, Inc.,
              Series C*++                        84
                                       ------------
                                             64,460

            ENTERPRISE SOFTWARE/
            SERVICES  16.56%
  75,000    BEA Systems, Inc.*              860,250
  15,000    Hyperion Solutions Corp.*       385,050
  60,000    JDA Software Group, Inc.*       579,600
 114,000    Lawson Software, Inc.*          655,500
  20,000    Legato Systems, Inc.*           100,600
 100,000    Micromuse Inc.*                 382,000
 100,000    Retek Inc.*                     272,000
                                       ------------
                                          3,235,000
                                       ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.

16    1-800-228-2121

VAN WAGONER MID-CAP GROWTH FUND (CONT'D.) DECEMBER 31, 2002

NUMBER
OF SHARES                                   VALUE
----------------------------------------------------
INTERNET APPLICATION
            SOFTWARE  3.92%
 150,000    Interwoven, Inc.*          $    390,000
  87,500    MatrixOne, Inc.*                376,250
                                       ------------
                                            766,250
                                       ------------

            INTERNET INFRASTRUCTURE
            SOFTWARE  1.42%
  45,000    TIBCO Software Inc.*            278,100
                                       ------------

            INTERNET SECURITY  1.88%
  20,000    Internet Security
              Systems, Inc.*                366,600
                                       ------------

            MEDICAL - BIOMEDICAL/
            GENETICS  4.66%
  10,000    Affymetrix, Inc.*               228,900
 106,900    Athersys, Inc., Series A*++     384,840
  10,000    Genzyme Corp.*                  295,700
                                       ------------
                                            909,440
                                       ------------

            MEDICAL - GENERIC DRUGS  1.93%
  10,000    Taro Pharmaceutical
              Industries Ltd.*              376,000
                                       ------------

            NETWORKING PRODUCTS  0.87%
  25,000    Juniper Networks, Inc.*         170,000
                                       ------------

            OIL & GAS - DRILLING  1.43%
  10,000    Helmerich & Payne, Inc.         279,100
                                       ------------

            OIL- FIELD SERVICES  3.56%
  40,000    Varco International, Inc.*      696,000
                                       ------------

            RETAIL - APPAREL/SHOES  2.41%
  10,000    Abercrombie & Fitch Co.*        204,600
  15,000    Pacific Sunwear of
              California, Inc.*             265,350
                                       ------------
                                            469,950

NUMBER
OF SHARES                                   VALUE
----------------------------------------------------
            RETAIL-CONSUMER
            ELECTRONICS  1.56%
  30,000    Ultimate Electronics, Inc.*     304,500
                                       ------------

            RETAIL - DISCOUNT  1.01%
   8,000    Dollar Tree Stores, Inc.* $     196,560
                                       ------------

            RETAIL - HOME FURNISHINGS  0.97%
  10,000    Pier 1 Imports Inc.             189,300
                                       ------------

            SEMICONDUCTORS COMPONENTS/
            INTEGRATED CIRCUITS  6.01%
  20,000    Emulex Corp.*                   371,000
  15,000    Exar Corp.*                     186,000
 140,000    GlobespanVirata, Inc.*          617,400
                                       ------------
                                          1,174,400
                                       ------------

            SOFTWARE TOOLS  1.89%
  30,000    Borland Software Corp.*         369,000
                                       ------------

            TELECOMMUNICATIONS -
            EQUIPMENT  2.34%
 241,900    Calient Networks, Inc.,
              Series D *++                   33,866
  40,000    Comverse Technology, Inc.*      400,800
 703,600    Hyperchip, Inc., Series 1
              Class C*++                      2,402
   1,264    Mahi Networks, Inc., Common*++       --
 211,800    Metro-Optix, Inc., Series C*++      969
 276,100    Nayna Networks, Inc.,
              Series B*++                        83
 214,542    Turin Networks, Inc.,
              Series C*++                    19,309
                                       ------------
                                            457,429
                                       ------------

            TELECOMMUNICATIONS
            EQUIPMENT- FIBER OPTICS  0.85%
  50,000    Corning Inc.*                   165,500
                                       ------------

            THERAPEUTICS  1.64%
  20,000    The Medicines Co.*              320,400
                                       ------------

            TOTAL COMMON AND
            PREFERRED STOCKS
            (Cost $31,006,596)           17,424,370
                                       ------------


SEE NOTES TO SCHEDULE OF INVESTMENTS.

VANWAGONER.COM                                                                17

                                       VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER MID-CAP GROWTH FUND (CONT'D.) DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                      VALUE
-----------------------------------------------------
SHORT-TERM INVESTMENT 6.27%
 $1,225,168 PNC Money Market            $ 1,225,168
                                       ------------

            TOTAL SHORT-TERM INVESTMENT
            (Cost $1,225,168)             1,225,168
                                       ------------

            TOTAL INVESTMENTS  95.49%
            (Cost $32,231,764)           18,649,538
            Other Assets
            less Liabilities 4.51%          880,587
                                       ------------

NET ASSETS 100.00%                      $19,530,125
                                       ============




PRINCIPAL
AMOUNT                                      VALUE
-----------------------------------------------------
                                 SECURITY SOLD SHORT
   4,708    CarMax, Inc.*              $     84,179
                                       ------------

            TOTAL SECURITY SOLD SHORT
            (proceeds $71,407)         $     84,179
                                       ============


NOTES TO SCHEDULE OF INVESTMENTS
*  Non-income producing
++ The following preferred stocks (and common stocks where noted) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2002, the value of the Fund's restricted securities was $1,060,010 of 5.43% of net assets.


SECURITY DESCRIPTION                  DATE(S) OF ACQUISITION          NUMBER OF SHARES              COST
---------------------------------------------------------------------------------------------------------------------------
3PARdata, Inc., Series C                      May 01                     114,200               $   656,737
Athersys, Inc., Series A                    October 00                   106,900                 1,336,250
Authoria, Inc., Series C                      May 00                     133,414                 1,041,963
Bandwidth9, Inc., Series F                  November 00                  247,600                 2,277,920
Calient Networks, Inc., Series D            December 00                  241,900                 1,747,728
CommVault Systems, Inc., Series BB          November 00                  111,500                 1,349,150
CopperCom, Inc., Common                       June 01                      5,590                        --
CopperCom, Inc., Series H-2                   June 00                     13,002                   749,955
CopperCom, Inc., Series I                     June 01                     51,788                   385,303
DataCore Software Corp., Series C             May 00                     154,922                 1,066,878
Hyperchip, Inc., Series 1 Class C          September 00                  703,600                   619,168
Mahi Networks, Inc., Common                 November 01                    1,264                   177,415
Metro-Optix, Inc., Series C                   July 01                    211,800                   499,848
Nayna Networks, Inc., Series B              December 00                  276,100                 1,242,450
SandCraft, Inc., Series C                   December 00                  193,200                   562,212
Turin Networks, Inc., Series C                July 00                    214,542                   900,004
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.
18   1-800-228-2121

VAN WAGONER EMERGING GROWTH FUND DECEMBER 31, 2002

NUMBER
OF SHARES                                    VALUE
----------------------------------------------------
COMMON AND PREFERRED STOCKS  97.61%

            APPLICATIONS SOFTWARE  15.70%
 1,665,000  Actuate Corp.*             $  2,947,050
 125,000    Citrix Systems, Inc.*         1,540,000
 1,485,000  Embarcadero
              Technologies, Inc.*         8,865,450
 185,000    Red Hat, Inc.*                1,093,350
  55,000    SERENA Software, Inc.*          868,450
                                       ------------
                                         15,314,300
                                       ------------

            CELLULAR
            TELECOMMUNICATIONS  0.89%
  75,000    Nextel Communications, Inc.*    866,250
                                       ------------

            COMPUTER DATA SECURITY  2.24%
 130,000    NetScreen
              Technologies, Inc.*         2,189,200
                                       ------------

            COMPUTER SOFTWARE -
            DESKTOP  0.29%
 650,000    Oblix, Inc., Series E*++        286,000
                                       ------------

            COMPUTER SOFTWARE -
            ENTERPRISE  0.31%
 348,682    Comergent Technologies, Inc.,
              Series B++                    299,866
                                       ------------

            COMPUTERS - INTEGRATED
            SYSTEMS  0.74%
  18,637    CopperCom, Inc., Common*++           --
  43,343    CopperCom, Inc.,
              Series H-2*++                   7,368
 172,646    CopperCom, Inc.,
              Series I*++                     3,453
 850,000    Redback Networks, Inc.*         714,000
                                       ------------
                                            724,821
                                       ------------

            COMPUTERS - LOCAL
            NETWORKS  0.41%
 533,900    3PARdata, Inc., Series C*++     400,425

            COMPUTERS - MEMORY
            DEVICES  0.59%
 123,085    CommVault Systems, Inc.,
              Series AA*++                  158,779
 315,700    CommVault Systems, Inc.,
              Series BB*++                  407,253
  14,905    DataCore Software Corp.,
              Series C*++                     8,198
                                            574,230
                                       ------------

NUMBER
OF SHARES                                    VALUE
----------------------------------------------------
DECISION SUPPORT
            SOFTWARE  0.84%
  35,000    Cognos, Inc.*              $    820,750
                                       ------------

            E-COMMERCE/BUSINESS-TO-
            BUSINESS  5.31%
 325,000    Agile Software Corp.*         2,515,500
 1,075,000  Ariba, Inc.*                  2,666,000
                                       ------------
                                          5,181,500
                                       ------------

            E-COMMERCE/SERVICES  0.48%
 392,420    Workstream Inc.*                472,788
                                       ------------

            E-SERVICES/CONSULTING  4.07%
 2,795,000  I-many, Inc.*                 3,968,900
                                       ------------

            ELECTRONIC COMPONENTS -
            SEMICONDUCTORS  5.23%
 350,000    Applied Micro Circuits Corp.* 1,291,500
  50,000    Broadcom Corp.*                 753,000
 300,000    Oak Technology, Inc.*           795,000
 240,000    PMC-Sierra, Inc.*             1,334,400
 1,350,000  TranSwitch Corp.*               930,150
                                       ------------
                                          5,104,050
                                       ------------

            ELECTRONIC COMPONENTS-
            MISCELLANEOUS  1.29%
 814,150    StockerYale, Inc.*            1,261,932
                                       ------------

            ELECTRONICS - SEMICONDUCTOR
            MANUFACTURING  0.16%
 620,700    Bandwidth9, Inc.,
              Series F*++                   161,382
 1,000,000  SandCraft, Inc.,
              Series B*++                       434
                                       ------------
                                            161,816
                                       ------------

            ENTERPRISE SOFTWARE/
            SERVICES  17.34%
 200,000    BEA Systems, Inc.*            2,294,000
  70,000    Business Objects S.A.*        1,050,000
  20,000    Hyperion Solutions Corp.*       513,400
 175,000    Informatica Corp.*            1,008,000
 125,000    JDA Software Group, Inc.*     1,207,500
 530,000    Lawson Software, Inc.*        3,047,500
 200,000    Legato Systems, Inc.*         1,006,000
 670,000    Micromuse Inc.*               2,559,400
 345,000    OPNET Technologies, Inc.*     2,787,945
 530,000    Retek Inc.*                   1,441,600
                                       ------------
                                         16,915,345
                                       ------------


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                                       VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER EMERGING GROWTH FUND (CONT'D.) DECEMBER 31, 2002

NUMBER
OF SHARES                                   VALUE
---------------------------------------------------
FINANCIAL SERVICES -
         MISCELLANEOUS  1.07%

  65,000    CheckFree Corp.*            $ 1,040,065
                                       ------------

            INTERNET APPLICATION
            SOFTWARE  9.67%
 186,100    Centra Software, Inc.*          186,100
 606,400    iManage, Inc.*                1,940,480
 790,000    Interwoven, Inc.*             2,054,000
 400,000    Kana Software, Inc.*            788,000
 625,000    MatrixOne, Inc.*              2,687,500
 409,173    Netegrity, Inc.*              1,331,040
 551,200    Portal Software, Inc.*          445,370
                                       ------------
                                          9,432,490
                                       ------------

            INTERNET CONTENT -
            ENTERTAINMENT  0.00%
   2,470    iBEAM Broadcasting Corp.*            12
                                       ------------

            INTERNET INFRASTRUCTURE
            EQUIPMENT  1.20%
 550,000    Riverstone Networks, Inc.*    1,166,000
                                       ------------

            INTERNET INFRASTRUCTURE
            SOFTWARE  2.48%
 300,000    Chordiant Software, Inc.*       432,000
 505,000    SupportSoft, Inc.*            1,989,700
                                       ------------
                                          2,421,700
                                       ------------

            INTERNET SECURITY  5.51%
  55,000    Internet Security Systems,
              Inc.*                       1,008,150
 225,000    RSA Security Inc.*            1,347,750
  35,000    Symantec Corp.*               1,416,800
 200,000    VeriSign, Inc.*               1,604,000
                                       ------------
                                          5,376,700
                                       ------------

            LASER- SYSTEM
            COMPONENTS  1.16%
  35,000    Cymer, Inc.*                  1,128,750
                                       ------------

            MEDICAL - BIOMEDICAL/
            GENETICS  1.64%
 316,400    Athersys, Inc., Series A*++   1,139,040
 128,163    Athersys, Inc., Series F*++     461,387
                                       ------------
                                          1,600,427
                                       ------------

            NETWORKING PRODUCTS  2.53%
 800,000    Enterasys Networks, Inc.*     1,248,000
 180,000    Juniper Networks, Inc.*       1,224,000
                                       ------------
                                          2,472,000
                                       ------------

NUMBER
OF SHARES                                   VALUE
---------------------------------------------------
            SEMICONDUCTOR
            EQUIPMENT  1.27%
   35,000   KLA-Tencor Corp.*          $  1,237,950
                                       ------------

            SEMICONDUCTORS COMPONENTS/
            INTEGRATED CIRCUITS  5.18%
  100,000   02Micro International, Ltd.*    974,900
  295,000   GlobespanVirata, Inc.*        1,300,950
   80,000   Marvell Technology
              Group Ltd.*                 1,508,800
  145,470   Multilink Technology Corp.*     392,769
  400,000   Vitesse Semiconductor Corp.*    874,000
                                       ------------
                                          5,051,419
                                       ------------

            SOFTWARE TOOLS  2.79%
   90,000   Altiris, Inc.*                1,432,800
  105,000   Borland Software Corp.*       1,291,500
                                       ------------
                                          2,724,300
                                       ------------

            TELECOMMUNICATIONS -
            EQUIPMENT  4.30%
  130,000   Anaren, Inc.*                 1,144,000
  870,400   Calient Networks, Inc.,
              Series D*++                   121,856
  135,000   Comverse Technology, Inc.*    1,352,700
 1,534,100  Hyperchip, Inc., Series 1
              Class C*++                      5,238
   23,714   Mahi Networks, Inc.,
              Common*++                          --
 1,483,100  Metro-Optix, Inc., Class C*++     6,790
   962,500  Nayna Networks, Inc.,
              Series B*++                       289
 2,670,583  Silicon Access Networks, Inc.,
                Series E*++                     340
 1,150,000  Sonus Networks, Inc.*         1,150,000
  715,138   Turin Networks, Inc.,
              Series C*++                    64,362
 3,878,774  Turin Networks, Inc.,
              Series D*++                   349,090
                                       ------------
                                          4,194,665
                                       ------------

            TELECOMMUNICATIONS
            EQUIPMENT- FIBER OPTICS  2.16%
  260,000   CIENA Corp.*                  1,336,400
  200,000   New Focus, Inc.*                768,000
                                       ------------
                                          2,104,400
                                       ------------

            WIRELESS EQUIPMENT  0.76%
      753   California Amplifier, Inc.*       3,773
  100,000   RF Micro Devices, Inc.*         733,000
                                       ------------
                                            736,773
                                       ------------

            TOTAL COMMON AND
            PREFERRED STOCKS
            (Cost $193,792,532)          95,229,824
                                       ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.
20 1-800-228-2121

VAN WAGONER EMERGING GROWTH FUND (CONT'D.) DECEMBER 31, 2002

NUMBER
OF SHARES                                  VALUE
---------------------------------------------------
WARRANTS 0.00%

            MEDICAL-BIOMEDICAL/
            GENETICS  0.00%
   12,816   Athersys, Inc.,
              Series F $                         --
                                       ------------

            TELECOMMUNICATIONS-
            EQUIPMENT 0.00%
  387,283   Turin Networks, Inc., Series D       --
                                       ------------

            TOTAL WARRANTS
            (Cost $0)                            --
                                       ------------

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
SHORT-TERM INVESTMENT 0.58%

 $565,439   PNC Money Market           $    565,439
                                       ------------

            TOTAL SHORT-TERM INVESTMENT
            (Cost $565,439)                 565,439
                                       ------------

            TOTAL INVESTMENTS 98.19%
            (Cost $194,357,971)          95,795,263
            Other Assets less
            Liabilities 1.81%             1,763,821
                                       ------------

NET ASSETS 100.00%                      $97,559,084
                                       ============


NOTES TO SCHEDULE OF INVESTMENTS
*  Non-income producing
++ The following preferred stocks (common stocks and warrants where noted) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2002, the value of the Fund's restricted securities was $3,881,550 or 3.98% of net assets.

SECURITY DESCRIPTION                  DATE(S) OF ACQUISITION          NUMBER OF SHARES              COST
---------------------------------------------------------------------------------------------------------------------------
3PARdata, Inc., Series C                      May 01                     533,900                $3,070,331
Athersys, Inc., Series A                     October 00                  316,400                 3,955,000
Athersys, Inc., Series F                     March 00                    128,163                 1,537,956
Athersys, Inc., Series F-Warrants            March 00                     12,816                        --
Bandwidth9, Inc., Series F                  November 00                  620,700                 5,710,440
Calient Networks, Inc., Series D            December 00                  870,400                 6,288,640
Comergent Technologies, Inc., Series B      January 00                   348,682                 2,998,665
CommVault Systems, Inc., Series AA           April 00                    123,085                   705,511
CommVault Systems, Inc., Series BB          November 00                  315,700                 3,819,970
CopperCom, Inc., Common                       June 01                     18,637                        --
CopperCom, Inc., Series H-2                   June 00                     43,343                 2,499,995
CopperCom, Inc., Series I                     June 01                    172,646                 1,284,486
DataCore Software Corp., Series C             May 00                      14,905                   102,646
Hyperchip, Inc., Series 1 Class C          September 00                1,534,100                 1,350,008
Mahi Networks, Inc., Common                 November 01                   23,714                 3,328,496
Metro-Optix, Inc., Series C                   July 01                  1,483,100                 3,500,116
Nayna Networks, Inc., Series B              December 00                  962,500                 4,331,250
Oblix, Inc., Series E                        August 00                   650,000                 2,743,455
SandCraft, Inc., Series B                   October 99                 1,000,000                 2,470,000
Silicon Access Networks, Inc., Series E     December 01                2,670,583                 1,602,350
Turin Networks, Inc., Series C               July 00                     715,138                 3,000,004
Turin Networks, Inc., Series D              December 01                3,898,774                 2,870,292
Turin Networks, Inc., Series D-Warrants     December 01                  387,283                        --
---------------------------------------------------------------------------------------------------------------------------


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                                       VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER TECHNOLOGY FUND DECEMBER 31, 2002

NUMBER
OF SHARES                                     VALUE
----------------------------------------------------
COMMON AND PREFERRED STOCKS 95.22%

            APPLICATIONS SOFTWARE  17.47%
 670,000    Actuate Corp.*             $  1,185,900
 655,000    Embarcadero
              Technologies, Inc.*         3,910,350
  15,000    Microsoft Corp.                 775,500
  70,000    Red Hat, Inc.*                  413,700
                                       ------------
                                          6,285,450
                                       ------------

            CELLULAR
            TELECOMMUNICATIONS  0.96%
  30,000    Nextel Communications, Inc.     346,500
                                       ------------

            COMPUTER DATA SECURITY  2.46%
  52,500    NetScreen Technologies. Inc.*   884,100
                                       ------------

            COMPUTER SOFTWARE -
            DESKTOP  0.45%
 370,000    Oblix, Inc., Series E*++        162,800
                                       ------------

            COMPUTER SOFTWARE -
            ENTERPRISE  1.30%
 196,106    Authoria, Inc., Series C*++     347,108
 140,888    Comergent Technologies, Inc.,
              Series B*++                   121,164
                                       ------------
                                            468,272
                                       ------------

            COMPUTERS  4.07%
  15,000    Dell Computer Corp.*            401,100
  36,000    Intel Corp.                     560,520
   6,500    International Business
              Machines Corp.                503,750
                                       ------------
                                          1,465,370
                                       ------------

            COMPUTERS - INTEGRATED
            SYSTEMS  0.02%
  11,181    CopperCom, Inc., Common*++           --
  26,006    CopperCom, Inc., Series H-2*++    4,421
 103,576    CopperCom, Inc., Series I*++      2,072
                                       ------------
                                              6,493
                                       ------------

            COMPUTERS - LOCAL
            NETWORKS  0.51%
 241,800    3PARdata, Inc., Series C*++     181,350
                                       ------------

            COMPUTERS - MEMORY
            DEVICES  4.24%
 213,684    CommVault Systems, Inc.,
              Series AA*++                  275,652

NUMBER
OF SHARES                                     VALUE
----------------------------------------------------
            COMPUTERS - MEMORY
            DEVICES (CONT'D.)
 154,300    CommVault Systems, Inc.,
              Series BB*++             $    199,047
 160,437    DataCore Software Corp.
              Series C*++                    88,240
 100,000    EMC Corp.*                      614,000
  35,000    Network Appliance, Inc.*        350,000
                                       ------------
                                          1,526,939
                                       ------------

            DECISION SUPPORT
            SOFTWARE  0.98%
  15,000    Cognos, Inc.*                   351,750
                                       ------------

            E-COMMERCE/BUSINESS-TO-
            BUSINESS  4.09%
  87,500    Agile Software Corp.*           677,250
 320,000    Ariba, Inc.*                    793,600
                                       ------------
                                          1,470,850
                                       ------------

            E-COMMERCE/SERVICES  1.68%
   6,000    eBay Inc.*                      406,920
 164,568    Workstream Inc.*                198,271
                                       ------------
                                            605,191
                                       ------------

            E-SERVICES/CONSULTING  4.40%
 1,115,000  I-many, Inc.*                 1,583,300
                                       ------------

            ELECTRONIC COMPONENTS -
            SEMICONDUCTORS  4.63%
  22,500    Altera Corp.*                   277,650
  80,000    Applied Micro Circuits Corp.*   295,200
  35,000    Broadcom Corp.*                 527,100
  55,000    PMC-Sierra, Inc.*               305,800
   7,500    QLogic Corp.*                   258,825
                                       ------------
                                          1,664,575
                                       ------------

            ELECTRONICS - SEMICONDUCTOR
            MANUFACTURING  0.28%
 386,300    Bandwidth9, Inc., Series F*++   100,438
 195,000    SandCraft, Inc., Series B*++         85
 119,100    SandCraft, Inc., Series C*++         52
                                       ------------
                                            100,575
                                       ------------

            ENTERPRISE SOFTWARE/
            SERVICES  13.65%
  70,000    BEA Systems, Inc.*              802,900
  25,000    Hyperion Solutions Corp.*       641,750
 125,000    Lawson Software, Inc.*          718,750
 275,000    Micromuse, Inc.*              1,050,500
 150,000    OPNET Technologies, Inc.*     1,212,150


SEE NOTES TO SCHEDULE OF INVESTMENTS.
22   1-800-228-2121

VAN WAGONER TECHNOLOGY FUND (CONT'D.) DECEMBER 31, 2002

NUMBER
OF SHARES                                   VALUE
---------------------------------------------------
            ENTERPRISE SOFTWARE/
            SERVICES (CONT'D.)
  45,000    Oracle Corp.*              $    486,000
                                       ------------
                                          4,912,050
                                       ------------

            INTERNET APPLICATION
            SOFTWARE  7.37%
   3,700    Centra Software, Inc*             3,700
 236,300    iManage, Inc.*                  756,160
 260,000    Interwoven, Inc.*               676,000
 215,000    MatrixOne, Inc.*                924,500
  89,405    Netegrity, Inc.*                290,834
                                       ------------
                                          2,651,194
                                       ------------

            INTERNET CONTENT -
            ENTERTAINMENT  0.00%
   1,067    iBEAM Broadcasting Corp.*             5
                                       ------------

            INTERNET INFRASTRUCTURE
            SOFTWARE  1.15%
  22,500    PeopleSoft, Inc.*               411,750
                                       ------------

            INTERNET SECURITY  5.21%
  20,000    Internet Security Systems, Inc* 366,600
  60,000    RSA Security Inc.*              359,400
  15,000    Symantec Corp.*                 607,200
  67,500    VeriSign, Inc.*                 541,350
                                       ------------
                                          1,874,550
                                       ------------

            LASER- SYSTEM
            COMPONENTS  1.12%
  12,500    Cymer, Inc.*                    403,125
                                       ------------

            MEDICAL - BIOMEDICAL/
            GENETICS  2.81%
 216,900    Athersys, Inc., Series A*++     780,840
  64,276    Athersys, Inc., Series F*++     231,394
                                       ------------
                                          1,012,234
                                       ------------

            NETWORKING PRODUCTS  2.18%
  27,500    Cisco Systems, Inc.*            360,250
  62,500    Juniper Networks, Inc.*         425,000
                                       ------------
                                            785,250
                                       ------------
            SEMICONDUCTOR
            EQUIPMENT  2.72%
  27,500    Applied Materials, Inc.*        358,325
  17,500    KLA-Tencor Corp.*               618,975
                                       ------------
                                            977,300
                                       ------------

NUMBER
OF SHARES                                   VALUE
---------------------------------------------------
            SEMICONDUCTORS COMPONENTS/
            INTEGRATED CIRCUITS  4.49%
 110,000    GlobespanVirata, Inc.*
               Ltd.*                        565,800
   80,000   Taiwan Semiconductor
               Manufacturing Co. Ltd.*      564,000
                                       ------------
                                          1,614,900
                                       ------------

            SOFTWARE TOOLS  1.03%
  30,000    Borland Software Corp.*         369,000
                                       ------------

            TELECOMMUNICATIONS -
            EQUIPMENT  1.17%
 448,300    Calient Networks, Inc.,
              Series D*++                    62,762
 795,361    Hyperchip, Inc. Series 1
              Class C*++                      2,716
   2,340    Mahi Networks, Inc. Common*++        --
 540,200    Metro-Optix, Inc., Series C*++    2,473
 575,500    Nayna Networks, Inc.,
              Series B*++                       173
  18,000    Nokia Oyj                       279,000
 784,495    Silicon Access Networks, Inc.,
              Series E*++                       100
 429,082    Turin Networks, Inc.,
              Series C*++                    38,617
 402,407    Turin Networks, Inc.,
              Series D*++                    36,217
                                       ------------
                                            422,058
                                       ------------

            TELECOMMUNICATIONS
            EQUIPMENT- FIBER OPTICS  3.06%
  90,000    CIENA Corp.*                    462,600
 100,000    Corning Inc.*                   331,000
 125,000    JDS Uniphase Corp.*             308,750
                                       ------------
                                          1,102,350
                                       ------------

            WIRELESS EQUIPMENT  1.72%
  10,000    QUALCOMM Inc.*                  363,900
  35,000    RF Micro Devices, Inc.*         256,550
                                       ------------
                                            620,450
                                       ------------

            TOTAL COMMON AND
            PREFERRED STOCKS
            (Cost $75,127,277)           34,259,731
                                       ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.

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                                       VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER TECHNOLOGY FUND (CONT'D.) DECEMBER 31, 2002


NUMBER
OF SHARES                                  VALUE
----------------------------------------------------
WARRANTS 0.00%

            MEDICAL-BIOMEDICAL/
            GENETICS  0.00%
    6,428   Athersys, Inc., Series F   $         --
                                       ------------

            TELECOMMUNICATIONS-
            EQUIPMENT 0.00%
   40,179   Turin Networks, Inc.,
              Series D                           --
                                       ------------

            TOTAL WARRANTS
            (Cost $0)                            --
                                       ------------

PRINCIPAL
AMOUNT                                    VALUE
----------------------------------------------------
SHORT-TERM INVESTMENT 4.26%
 $1,531,953 PNC Money Market           $  1,531,953
                                       ------------

            TOTAL SHORT-TERM INVESTMENT
            (Cost $1,531,953)             1,531,953
                                       ------------

            TOTAL INVESTMENTS 99.48%
            (Cost $76,659,230)           35,791,684
            Other Assets
            less Liabilities 0.52%          187,361
                                       ------------

NET ASSETS 100.00%                      $35,979,045
                                       ============



NOTES TO SCHEDULE OF INVESTMENTS

*  Non-income producing
++ The following preferred stocks (common stocks and warrants where noted) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2002, the value of the Fund's restricted securities was $2,637,721 or 7.33% of net assets.

SECURITY DESCRIPTION                  DATE(S) OF ACQUISITION          NUMBER OF SHARES              COST
---------------------------------------------------------------------------------------------------------------------------
3PARdata, Inc., Series C                      May 01                     241,800                $1,390,534
Athersys, Inc., Series A                     October 00                  216,900                 2,711,250
Athersys, Inc., Series F                     March 00                     64,276                   771,312
Athersys, Inc., Series F-Warrants            March 00                      6,428                        --
Authoria, Inc., Series C                      May 00                     196,106                 1,531,588
Bandwidth9, Inc., Series F                  November 00                  386,300                 3,553,960
Calient Networks, Inc., Series D            December 00                  448,300                 3,238,968
Comergent Technologies, Inc., Series B      January 00                   140,888                 1,211,637
CommVault Systems, Inc., Series AA           April 00                    213,684                 1,224,815
CommVault Systems, Inc., Series BB          November 00                  154,300                 1,867,030
CopperCom, Inc., Common                       June 01                     11,181                        --
CopperCom, Inc., Series H-2                   June 00                     26,006                 1,499,997
CopperCom, Inc., Series I                     June 01                    103,576                   770,605
DataCore Software Corp., Series C             May 00                     160,437                 1,104,854
Hyperchip, Inc., Series 1 Class C          September 00                  795,361                   699,918
Mahi Networks, Inc., Common                   May 00                       2,340                   328,435
Metro-Optix, Inc., Series C                   July 01                    540,200                 1,274,872
Nayna Networks, Inc., Series B              December 00                  575,500                 2,589,750
Oblix, Inc., Series E                        August 00                   370,000                 1,561,659
SandCraft, Inc., Series B                   October 99                   195,000                   481,650
SandCraft, Inc., Series C                   December 00                  119,100                   346,581
Silicon Access Networks, Inc., Series E     December 01                  784,495                   470,697
Turin Networks, Inc., Series C               July 00                     429,082                 1,799,999
Turin Networks, Inc., Series D              December 01                  404,407                   297,782
Turin Networks, Inc., Series D-Warrants     December 01                   40,179                        --
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.
24  1-800-228-2121

VAN WAGONER FUNDS STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

                                        SMALL-CAP        POST-         MID-CAP       EMERGING
                                         GROWTH         VENTURE        GROWTH         GROWTH      TECHNOLOGY
                                          FUND           FUND           FUND           FUND          FUND

ASSETS:
Investments, at value:
  Unaffiliated issuers
  (cost $46,418,259,
  $85,955,853, $32,231,764,
  $139,922,205 and $76,659,230,
  respectively)                       $ 37,929,884   $ 33,840,982  $  18,649,538  $  82,960,913 $  35,791,684
  Affiliated issuers
  (cost $0, $0, $0,
  $54,435,766 and $0 respectively)             --             --             --      12,834,350           --
Receivable from brokers                    509,619        508,536        200,179      1,070,180       493,577
Receivable for investments sold                --         362,959        850,188      2,011,542       370,420
Receivable for fund shares sold              6,280         14,432         18,468         59,176        20,844
Interest and dividends receivable            3,413          1,374            997          1,113         1,023
Receivable from Adviser                        --          24,149            --             --            --
Prepaid expenses and other assets           28,260         29,974         19,769         51,899        28,976
                                      ------------   ------------  -------------  ------------- -------------
Total Assets                            38,477,456     34,782,406     19,739,139     98,989,173    36,706,524
                                      ------------   ------------  -------------  ------------- -------------
LIABILITIES:
Securities sold short, at value
   (proceeds of $0, $0, $71,407,
   $0, and $0, respectively)                    --             --         84,179            --            --
Payable for investments purchased          338,208        198,857            --         491,736       199,437
Payable for fund shares redeemed           143,046        323,253         47,037        632,034       406,395
Accrued investment advisory fees            43,725            --          10,613        123,344         5,818
Accrued distribution fees                    8,868         10,687          6,409         27,298         9,448
Accrued expenses and other liabilities      68,608        106,746         60,776        155,677       106,381
                                      ------------   ------------  -------------  ------------- -------------
Total Liabilities                          602,455        639,543        209,014      1,430,089       727,479
                                      ------------   ------------  -------------  ------------- -------------
NET ASSETS                            $ 37,875,001   $ 34,142,863  $  19,530,125  $  97,559,084 $  35,979,045
                                      ============   ============  =============  ============= =============
NET ASSETS CONSIST OF:
Capital stock                         $ 92,338,017   $574,685,820  $ 233,736,622  $ 631,873,561 $ 452,752,580
Accumulated net realized loss
   on investments                      (45,974,641)  (488,428,086)  (200,611,499)  (435,751,769) (375,905,989)
Net unrealized depreciation
   on investments                       (8,488,375)   (52,114,871)   (13,594,998)   (98,562,708)  (40,867,546)
                                      ------------   ------------  -------------  ------------- -------------
Net Assets                            $ 37,875,001   $ 34,142,863  $  19,530,125   $ 97,559,084  $ 35,979,045
                                      ============   ============  =============  ============= =============
CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                             100,000,000    100,000,000    100,000,000    200,000,000   100,000,000
Issued and outstanding                   4,237,611     10,410,381      5,710,997     22,599,511     6,604,418

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)              $8.94          $3.28          $3.42          $4.32         $5.45
                                             =====          =====          =====          =====         =====

VANWAGONER.COM                                                                25

                                          VAN WAGONER FUNDS FINANCIAL STATEMENTS

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

                                        SMALL-CAP        POST-        MID-CAP      EMERGING
                                         GROWTH         VENTURE       GROWTH        GROWTH     TECHNOLOGY
                                          FUND           FUND          FUND          FUND         FUND

INVESTMENT INCOME:
Interest                             $     80,432  $     23,941  $     53,060  $      59,703  $     23,331
Dividends                                   9,703           587        12,348          6,824         3,836
                                     ------------  ------------  ------------  -------------  ------------
Total Investment Income                    90,135        24,528        65,408         66,527        27,167
                                     ------------  ------------  ------------  -------------  ------------
EXPENSES:
Investment advisory fees                  846,691     1,114,098       309,820      2,111,081       826,313
Transfer agent fees and expenses          248,248       699,685       318,738        735,599       670,687
Professional fees                         121,167       141,579        94,312        234,143       129,309
Distribution fees                         109,697       185,683        66,205        352,168       150,012
Fund accounting and administration fees    96,743       115,455        61,595        180,384       106,883
Printing and postage expenses              34,390        39,048        12,569         91,251        32,084
State registration fees                    24,531        29,488        24,793         49,495        27,999
Custody fees                               24,223        36,649        13,651         57,212        26,969
Directors' fees and expenses               16,770        17,206        16,203         19,338        17,033
Miscellaneous expenses                     38,283        36,825        16,832         71,613        31,209
                                     ------------  ------------  ------------  -------------  ------------
Total expenses before
  waiver of expenses                    1,560,743     2,415,716       934,718      3,902,284     2,018,498
Waiver and reimbursement of expenses     (418,333)     (930,252)     (313,315)      (524,651)     (696,397)
                                     ------------  ------------  ------------  -------------  ------------
Net Expenses                            1,142,410     1,485,464       621,403      3,377,633     1,322,101
                                     ------------  ------------  ------------  -------------  ------------
NET INVESTMENT LOSS                    (1,052,275)   (1,460,936)     (555,995)    (3,311,106)   (1,294,934)
                                     ------------  ------------  ------------  -------------  ------------
REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized loss on investments      (20,107,094)  (96,523,746)  (27,406,653)  (161,841,195)  (74,403,497)
Net realized gain on short positions    1,115,118     1,260,698       430,247      2,853,887     1,086,986
Net realized gain on options written      254,718        20,929            --        107,300        40,491
Net realized gain on options purchased         --     2,869,404            --      9,186,243     2,971,974
Change in net unrealized appreciation
   or depreciation on investments     (11,905,395)   (1,912,744)    4,520,226    (48,766,985)   (8,422,545)
                                     ------------  ------------  ------------  -------------  ------------
Net Loss on Investments               (30,642,653)  (94,285,459)  (22,456,180)  (198,460,750)  (78,726,591)
                                     ------------  ------------  ------------  -------------  ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $(31,694,928) $(95,746,395) $(23,012,175) $(201,771,856) $(80,021,525)
                                     ============  ============  ============  =============  ============

26      1-800-228-2121                SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2002

                                        SMALL-CAP        POST-        MID-CAP       EMERGING
                                         GROWTH         VENTURE       GROWTH         GROWTH     TECHNOLOGY
                                          FUND           FUND          FUND           FUND         FUND

Cash flows from operating activities:
Net decrease in net assets
   from operations                   $(31,694,928) $(95,746,395)  $(23,012,175) $(201,771,856) $(80,021,525)
                                     ------------  ------------   ------------  -------------  ------------
Adjustments to reconcile net
   decrease in net assets from
   operations to net cash
   provided by operating activities:
   Purchase of investment securities (259,571,858) (172,218,956)  (126,815,305)  (468,057,537) (163,771,124)
   Proceeds from sale of
    investment securities             280,496,900   212,278,831    132,862,118    522,794,453   182,524,535
   Sale (purchase) of short-term
    investment securities, net         13,541,623    (1,492,380)     2,208,755     18,415,896       120,040
   Decrease (increase) in receivable
    from brokers                          827,969      (315,609)      (199,123)      (504,656)     (464,190)
   Decrease (increase) in interest
    and dividends receivable                 (353)         (582)          (138)           331          (243)
   Increase in receivable from Adviser         --       (24,149)            --             --            --
   Decrease in receivable for
    investments sold                    2,317,058     1,657,894        566,753      1,646,606     1,279,187
   Decrease (increase) in prepaid
    expenses and other assets              (6,807)       (8,351)         4,201        (20,760)       (4,456)
   Decrease in payable to custodian            --       (38,664)            --             --            --
   Increase (decrease) in payable for
    investments purchased              (1,717,614)     (302,093)      (164,000)    (5,699,851)      199,437
   Decrease in accrued expenses          (106,835)     (252,624)       (93,131)      (510,717)     (237,704)
   Change in net unrealized
    appreciation or depreciation on
    investments                        11,905,395     1,912,744     (4,520,226)    48,766,985     8,422,545
   Net realized loss from investments  18,737,258    92,372,715     26,976,406    149,693,765    70,304,046
                                     ------------  ------------   ------------  -------------  ------------

   Net cash provided by
    operating activities               34,727,808    37,822,381     7,814,135     64,752,659    18,350,548
                                     ------------  ------------   ------------  -------------  ------------

Cash flows from financing activities:
   Proceeds from shares sold           82,280,057   161,500,148     39,613,860    293,850,874    53,518,411
   Payment on shares redeemed        (117,007,865) (199,322,529)   (47,427,995)  (358,603,533)  (71,868,959)
                                     ------------  ------------   ------------  -------------  ------------

   Net cash used in financing
    activities                        (34,727,808)  (37,822,381)    (7,814,135)   (64,752,659)  (18,350,548)
                                     ------------  ------------   ------------  -------------  ------------

Net  change in cash                            --            --             --             --            --

Cash:
   Beginning balance                           --            --             --             --            --
                                     ------------  ------------   ------------  -------------  ------------
   Ending balance                    $         --  $         --   $         --  $          --  $         --
                                     ============  ============   ============  =============  ============

vanwagoner.com
                                              SEE NOTES TO FINANCIAL STATEMENTS.

VANWAGONER.COM                                                                27

                                          VAN WAGONER FUNDS FINANCIAL STATEMENTS

VAN WAGONER FUNDS STATEMENTS OF CHANGES IN NET ASSETS


                                             SMALL-CAP GROWTH FUND                 POST-VENTURE FUND
                                           Year              Year                 Year            Year
                                           Ended             Ended               Ended            Ended
                                       Dec. 31, 2002     Dec. 31, 2001       Dec. 31, 2002    Dec. 31, 2001
OPERATIONS:
Net investment loss                  $  (1,052,275)     $  (1,445,367)    $   (1,460,936)   $   (3,829,592)
Net realized loss on investments       (20,107,094)       (30,517,435)       (96,523,746)     (228,687,843)
Net realized gain on short positions     1,115,118          2,474,769          1,260,698         6,731,366
Net realized gain on options written       254,718          1,396,896             20,929         6,725,523
Net realized gain on options purchased         --              83,783          2,869,404         3,585,806
Change in net unrealized appreciation
   or depreciation on investments      (11,905,395)       (34,330,924)        (1,912,744)      (68,791,990)
                                     -------------      -------------     --------------     -------------
Net decrease in net assets resulting
   from operations                     (31,694,928)       (62,338,278)       (95,746,395)     (284,266,730)
                                     -------------      -------------     --------------     -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares            81,659,739         75,652,244        160,734,653       254,694,983
Redemption of shares                  (116,016,315)       (67,978,192)      (197,290,663)     (285,719,456)
                                     -------------      -------------     --------------     -------------
Net increase (decrease) from share
   transactions                        (34,356,576)         7,674,052        (36,556,010)      (31,024,473)
                                     -------------      -------------     --------------     -------------
TOTAL DECREASE IN NET ASSETS           (66,051,504)       (54,664,226)      (132,302,405)     (315,291,203)

NET ASSETS:
Beginning of year                      103,926,505        158,590,731        166,445,268       481,736,471
                                     -------------      -------------     --------------     -------------
End of year                          $  37,875,001      $ 103,926,505     $   34,142,863     $ 166,445,268
                                     =============      =============     ==============     =============
TRANSACTIONS IN SHARES:
Shares sold                              7,582,968          5,301,749         33,531,367        21,210,675
Shares redeemed                        (10,356,280)        (4,636,562)       (39,703,509)      (22,795,483)
                                     -------------      -------------     --------------     -------------
Net increase (decrease)                 (2,773,312)           665,187         (6,172,142)       (1,584,808)
                                     =============      =============     ==============     =============


                                                  MID-CAP GROWTH  FUND                  EMERGING GROWTH FUND
                                                 Year              Year                Year              Year
                                                 Ended             Ended               Ended             Ended
                                             Dec. 31, 2002     Dec. 31, 2001       Dec. 31, 2002     Dec. 31, 2001
OPERATIONS:
Net investment loss                        $     (555,995)   $  (1,584,785)      $  (3,311,106)    $  (6,580,735)
Net realized loss on investments              (27,406,653)    (122,702,371)       (161,841,195)     (280,443,454)
Net realized gain on short positions              430,247        2,473,624           2,853,887        12,236,805
Net realized gain on options written                  --         4,187,937             107,300        15,338,852
Net realized gain on options purchased                --         1,703,794           9,186,243         7,574,707
Change in net unrealized appreciation
   or depreciation on investments               4,520,226      (15,038,481)        (48,766,985)     (240,484,475)
                                           --------------    -------------        ------------      ------------
Net decrease in net assets resulting
   from operations                            (23,012,175)    (130,960,282)       (201,771,856)     (492,358,300)
                                           --------------    -------------        ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                   39,521,076      112,076,660         290,482,678       386,594,920
Redemption of shares                          (47,209,756)    (139,064,933)       (353,937,388)     (341,949,752)
                                           --------------    -------------        ------------      ------------
Net increase (decrease) from share
   transactions                                (7,688,680)     (26,988,273)        (63,454,710)       44,645,168
                                           --------------    -------------        ------------      ------------
TOTAL DECREASE IN NET ASSETS                  (30,700,855)    (157,948,555)       (265,226,566)     (447,713,132)

NET ASSETS:
Beginning of year                              50,230,980      208,179,535         362,785,650       810,498,782
                                           --------------    -------------        ------------      ------------
End of year                                $   19,530,125    $  50,230,980        $ 97,559,084      $362,785,650
                                           ==============    =============        ============      ============
TRANSACTIONS IN SHARES:
Shares sold                                     8,706,627        9,955,676          49,963,039        28,016,297
Shares redeemed                               (10,355,488)     (12,859,704)        (57,117,454)      (25,057,320)
                                           --------------    -------------        ------------      ------------
Net increase (decrease)                        (1,648,861)      (2,904,028)         (7,154,415)        2,958,977
                                           ==============    =============        ============      ============


                                                  TECHNOLOGY FUND
                                              Year             Year
                                              Ended            Ended
                                          Dec. 31, 2002    Dec. 31, 2001
OPERATIONS:
Net investment loss                       $ (1,294,934)    $ (3,314,555)
Net realized loss on investments           (74,403,497)    (212,531,124)
Net realized gain on short positions         1,086,986        5,847,872
Net realized gain on options written            40,491        5,485,904
Net realized gain on options purchased        2,971,974        3,138,665
Change in net unrealized appreciation
   or depreciation on investments           (8,422,545)     (49,345,736)
                                          ------------     ------------
Net decrease in net assets resulting
   from operations                         (80,021,525)    (250,718,974)
                                          ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                52,261,713      142,102,073
Redemption of shares                       (70,981,579)    (170,455,891)
                                          ------------     ------------
Net increase (decrease) from share
   transactions                            (18,719,866)     (28,353,818)
                                          ------------     ------------
TOTAL DECREASE IN NET ASSETS               (98,741,391)    (279,072,792)

NET ASSETS:
Beginning of year                          134,720,436      413,793,228
                                          ------------     ------------
End of year                               $ 35,979,045     $134,720,436
                                          ============     ============
TRANSACTIONS IN SHARES:
Shares sold                                  6,252,492        6,726,890
Shares redeemed                             (8,100,309)      (8,156,449)
                                          ------------     ------------
Net increase (decrease)                     (1,847,817)      (1,429,559)
                                          ============     ============



28   1-800-228-2121

                                              SEE NOTES TO FINANCIAL STATEMENTS.

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                                          VAN WAGONER FUNDS FINANCIAL STATEMENTS

VAN WAGONER FUNDS FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout Each Year

                                                                     SMALL-CAP GROWTH FUND
                                                         Year      Year        Year       Year       Year
                                                         Ended     Ended       Ended      Ended      Ended
                                                       Dec. 31,  Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,
                                                         2002      2001        2000       1999       1998

Net Asset Value, Beginning of  Year                     $14.82    $ 24.99     $34.79      $11.30     $ 9.99

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
Net investment loss                                      (0.25)     (0.21)     (0.56)      (0.16)     (0.16)
Net realized and unrealized gains
   (losses) on investments                               (5.63)     (9.96)     (4.74)      23.65       1.47
                                                       -------    -------     ------      ------     ------

Total from investment operations                         (5.88)    (10.17)     (5.30)      23.49       1.31
                                                       -------    -------     ------      ------     ------
DISTRIBUTIONS:
Net realized gains                                      --         --          (4.50)     --         --
                                                       -------    -------     ------      ------     ------

Net Asset Value, End of Year                           $  8.94    $ 14.82     $24.99      $34.79     $11.30
                                                       =======    =======     ======      ======     ======

Total Return                                          (39.68)%   (40.74)%   (18.23)%     207.88%     13.11%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of year (000s)                         $37,875   $103,927   $158,591    $296,026    $46,113
Ratio of expenses to average net assets:
   Net of waivers and reimbursements                     2.00%(1)   1.95%      1.95%(1)    1.95%      1.95%
   Before waivers and reimbursements                     2.74%(1)   2.33%      1.97%(1)    2.18%      2.63%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements                   (1.86)%    (1.64)%    (1.34)%     (1.13)%    (1.30)%
   Before waivers and reimbursements                   (2.60)%    (2.02)%    (1.36)%     (1.36)%    (1.98)%
Portfolio turnover rate                                   540%       219%       170%        180%       367%


                                                                           POST-VENTURE FUND
                                                             Year        Year      Year       Year      Year
                                                             Ended       Ended     Ended      Ended     Ended
                                                           Dec. 31,    Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,
                                                             2002        2001      2000       1999      1998

Net Asset Value, Beginning of  Year                          $10.04    $ 26.52    $ 38.09    $12.08   $  8.78

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
Net investment loss                                           (0.14)     (0.23)     (0.53)    (0.12)    (0.14)
Net realized and unrealized gains
   (losses) on investments                                    (6.62)    (16.25)    (11.03)    28.33      3.44
                                                            -------    -------    -------    ------    ------

Total from investment operations                              (6.76)    (16.48)    (11.56)    28.21      3.30
                                                            -------    -------    -------    ------    ------
DISTRIBUTIONS:
Net realized gains                                               --         --      (0.01)    (2.20)       --
                                                            -------    -------    -------    ------    ------

Net Asset Value, End of Year                                $  3.28    $ 10.04    $ 26.52    $38.09    $12.08
                                                            =======    =======    =======    ======    ======

Total Return                                               (67.33)%   (62.14)%   (30.31)%   237.22%    37.59%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of year (000s)                              $34,143   $166,445   $481,736  $391,224   $19,081
Ratio of expenses to average net assets:
   Net of waivers and reimbursements                          2.00%      1.95%      1.95%(2)  1.95%     1.95%
   Before waivers and reimbursements                          3.25%      2.53%      2.13%(2)  2.23%     2.90%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements                        (1.97)%    (1.75)%    (1.53)%   (1.06)%   (1.39)%
   Before waivers and reimbursements                        (3.22)%    (2.33)%    (1.71)%   (1.34)%   (2.34)%
Portfolio turnover rate                                        242%       125%       206%      328%      641%


                                                                        MID-CAP GROWTH FUND
                                                            Year       Year      Year      Year      Year
                                                            Ended      Ended     Ended     Ended     Ended
                                                          Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
                                                            2002       2001      2000      1999      1998

Net Asset Value, Beginning of  Year                       $  6.82    $ 20.28     $27.06    $12.43    $10.67

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
Net investment loss                                         (0.10)     (0.22)     (0.26)    (0.13)    (0.16)
Net realized and unrealized gains
   (losses) on investments                                  (3.30)    (13.24)     (5.88)    15.71      1.92
                                                           ------   --------     ------    ------    ------

Total from investment operations                            (3.40)    (13.46)     (6.14)    15.58      1.76
                                                           ------   --------     ------    ------    ------
DISTRIBUTIONS:
Net realized gains                                             --         --      (0.64)    (0.95)       --
                                                           ------   --------     ------    ------    ------

Net Asset Value, End of Year                               $ 3.42   $   6.82     $20.28    $27.06    $12.43
                                                           ======   ========     ======    ======    ======

Total Return                                             (49.85)%   (66.37)%   (23.28)%   126.88%    16.49%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of year (000s)                            $19,530    $50,231   $208,180  $141,916   $45,925
Ratio of expenses to average net assets:
   Net of waivers and reimbursements                        2.00%(3)   1.95%      1.65%(3)  1.85%     1.95%
   Before waivers and reimbursements                        3.01%(3)   2.23%      1.65%(3)  1.85%     2.12%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements                       (1.79)%   (1.75)%    (1.18)%   (0.88)%   (1.15)%
   Before waivers and reimbursements                       (2.80)%   (2.03)%    (1.18)%   (0.88)%   (1.32)%
Portfolio turnover rate                                       502%      168%       238%      589%      787%



(1)Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 2.02% and 2.76%; and 1.95% and 1.97%, for the years ended December 31, 2002 and 2000, respectively.

(2)Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 1.96% and 2.13% for the Post-Venture Fund for the year ended December 31, 2000.

(3)Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 2.01% and 3.02%; and 1.66% and 1.66% for the years ended December 31, 2002 and 2000, respectively.

THE FUNDS MAY INVEST IN INITIAL PUBLIC OFFERINGS ("IPOS"). IPOS AND OTHER INVESTMENT TECHNIQUES MAY HAVE A MAGNIFIED PERFORMANCE IMPACT ON A FUND.

  1-800-228-2121

vanwagoner.com
                                              SEE NOTES TO FINANCIAL STATEMENTS.
                                  30 & 31 Van Wagoner Funds Financial Statements

VAN WAGONER FUNDS FINANCIAL HIGHLIGHTS (CONT'D.)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                    EMERGING GROWTH FUND
                                                         Year       Year        Year       Year       Year
                                                         Ended      Ended       Ended      Ended      Ended
                                                       Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,
                                                         2002       2001        2000       1999       1998

Net Asset Value, Beginning of  Year                     $12.19     $30.25     $42.86      $10.96     $10.15

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
Net investment loss                                      (0.15)     (0.22)     (0.69)      (0.22)     (0.20)
Net realized and unrealized gains
   (losses) on investments                               (7.72)    (17.84)     (6.94)      32.12       1.01
                                                      --------     ------     ------      ------     ------
Total from investment operations                         (7.87)    (18.06)     (7.63)      31.90       0.81
                                                      --------     ------     ------      ------     ------
DISTRIBUTIONS:
Net realized gains                                          --         --      (4.98)         --         --
                                                      --------     ------     ------      ------     ------

Net Asset Value, End of Year                            $ 4.32     $12.19     $30.25      $42.86     $10.96
                                                      ========     ======     ======      ======     ======

Total Return                                          (64.56)%   (59.70)%   (20.90)%     291.15%      7.98%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of year (000s)                         $97,559   $362,786   $810,499  $1,466,827   $189,372
Ratio of expenses to average net assets:
   Net of waivers and reimbursements                     2.00%      1.84%      1.68%       1.79%      1.95%
   Before waivers and reimbursements                     2.31%      1.84%      1.68%       1.79%      2.10%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements                   (1.96)%    (1.61)%    (1.41)%     (1.30)%    (1.55)%
   Before waivers and reimbursements                   (2.27)%    (1.61)%    (1.41)%     (1.30)%    (1.70)%
Portfolio turnover rate                                   289%       131%       197%        353%       668%


                                                                       TECHNOLOGY FUND
                                                         Year        Year      Year       Year      Year
                                                         Ended       Ended     Ended      Ended     Ended
                                                       Dec. 31,    Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,
                                                         2002        2001      2000       1999      1998

Net Asset Value, Beginning of  Year                    $ 15.94    $ 41.87   $  58.29    $18.51    $10.00

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
Net investment loss                                      (0.20)     (0.39)     (0.89)    (0.16)    (0.08)
Net realized and unrealized gains
   (losses) on investments                              (10.29)    (25.54)    (15.50)    41.29      8.59
                                                      --------    -------   --------    ------    ------
Total from investment operations                        (10.49)    (25.93)    (16.39)    41.13      8.51
                                                      --------    -------   --------    ------    ------
DISTRIBUTIONS:
Net realized gains                                          --         --      (0.03)    (1.35)       --
                                                      --------    -------   --------    ------    ------

Net Asset Value, End of Year                           $  5.45    $ 15.94   $  41.87    $58.29    $18.51
                                                      ========    =======   ========    ======    ======

Total Return                                           (65.81)%   (61.93)%  (28.13)%    223.76%   85.10%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of year (000s)                          $35,979  $134,720  $413,793   $401,444   $8,176
Ratio of expenses to average net assets:
   Net of waivers and reimbursements                      2.00%      1.95%     1.88%(1)  1.95%    1.95%
   Before waivers and reimbursements                      3.05%      2.35%     1.88%(1)  2.03%    5.80%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements                    (1.96)%    (1.78)%   (1.56)%   (1.05)%  (0.88)%
   Before waivers and reimbursements                    (3.01)%    (2.18)%   (1.56)%   (1.13)%  (4.73)%
Portfolio turnover rate                                    260%       128%      211%      275%     888%



(1)Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 1.88% and 1.88% for the Technology Fund for the year ended December 31, 2000.


THE FUNDS MAY INVEST IN INITIAL PUBLIC OFFERINGS ("IPOS"). IPOS AND OTHER INVESTMENT TECHNIQUES MAY HAVE A MAGNIFIED PERFORMANCE IMPACT ON A FUND.

    1-800-228-2121

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                  32 & 33 Van Wagoner Funds Financial Statements

VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Small-Cap Growth Fund (formerly the Micro-Cap Growth Fund), Post-Venture Fund, Mid-Cap Growth Fund, Emerging Growth Fund and Technology Fund (collectively the "Funds") are separate, diversified investment portfolios of Van Wagoner Funds, Inc.

     The Small-Cap Growth Fund invests primarily (at least 80% of its total assets) in small companies that the Adviser believes have the potential to be the market leaders of the future. A small size company is one that has a market capitalization that ranges from the smallest to the largest companies in the S&P SmallCap 600 Index at the time of purchase.

     The Post-Venture Fund invests in growth companies of all sizes usually in the early stages of their public existence. The Adviser looks for companies that either have recently become publicly traded or are taking a new direction, with the potential for above average growth in market value.

     The Mid-Cap Growth Fund invests primarily (at least 80% of its total assets) in common stocks of mid-size growth companies that are already recognized as leaders in their industry, but are also known as innovators in their field. A mid-size company is one that has a market capitalization that ranges from the smallest to the largest companies in the S&P MidCap 400 Index at the time of purchase.

     The Emerging Growth Fund invests primarily in common stocks of small-cap and mid-cap growth companies with the potential for above-average, long-term growth.

     The Technology Fund invests primarily (at least 80% of its total assets) in technology companies of all sizes, in industries characterized by advances based on research and development.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from such estimates.

     (A) INVESTMENT VALUATION - A security traded on a recognized stock exchange is valued at the last sale price. All other securities for which over-the-counter market quotations are readily available are valued at the last sale price. If no sale is reported, the most current bid price is used. Debt securities which will mature in more than 60 days are valued at prices furnished by an independent pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities, including private equity securities, for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' Adviser under the supervision of the



     34   1-800-228-2121

         Board of Directors. These securities are initially carried at their original funded cost. Changes in the fair value of these securities are made when, in the judgment of the Adviser, evidence of a change in value is readily ascertainable. In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds' net asset values.

     (B) PRIVATE EQUITY INVESTMENTS AND FUND LIQUIDITY - In September 2002 the Funds completed the sale of thirteen private equity securities to an unrelated venture capital fund. Prior to that date and at times during the preceding year, the percentage of private equity securities held by certain of the Funds exceeded fifteen percent. Subsequent to the sale, the percentage of private equity securities generally remained less than fifteen percent (see schedules of investments for percentages as of December 31, 2002). Management of the Funds intends to further reduce its holdings of the content of these private equities principally through the sale of these securities when such sales are deemed in best interests of the shareholders. Because of the illiquid nature of the Funds' private equity securities, management may not be able to sell private equities at the prices at which they have valued them for purposes of the Funds' net asset values.

     (C) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held by the Fund's custodian.

     (D) EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective average daily net assets.

     (E) OPTION CONTRACTS - The Funds purchase put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the last sale price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the mean of the current bid and asked price reported on the date of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

         The Funds may also write (sell) covered call options to hedge portfolio investments. When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, a Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.


VANWAGONER.COM                                                                35

                                 VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS

VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS

         Option contracts are valued at the last sale price reported on the date of valuation. If no sale is reported, the option contract written is valued at the mean of the current bid and asked price reported on the date of valuation. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received increases the proceeds of the sale of the security, and the Fund realizes a gain or loss from the sale of the underlying security.

     (F) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with Federal income tax regulations, which may differ from GAAP.

         Accordingly, at December 31, 2002, reclassifications were recorded to decrease capital stock by $1,052,275, $1,460,936, $555,995, $3,311,106 and $1,294,934 as a result of net investment losses incurred by the Small-Cap Growth, Post-Venture, Mid-Cap Growth,Emerging Growth and Technology Funds, respectively.

     (G) OTHER - Investment transactions are ac-counted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.   FEDERAL INCOME TAXES

     Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

     As of December 31, 2002, the Small-Cap Growth, Post-Venture, Mid-Cap Growth,Emerging Growth and Technology Funds had Federal income tax capital loss carryforwards of $44,571,596, $479,264,147, $200,517,970, $414,269,189
     and $368,621,124, respectively.

     Federal income tax capital loss carryforwards for the Post-Venture, Mid-Cap Growth and Technology Funds expire in 2008, 2009 and 2010. Federal income tax capital loss carryforwards for the Small-Cap Growth and Emerging Growth Funds expire in 2009 and 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

     As of December 31, 2002, the Post-Venture, Emerging Growth and Technology Funds had $3,718,177, $6,995,609 and $2,829,236,



     36  1-800-228-2121
     respectively, of post-October 2002 capital losses which are deferred until 2003 for Federal tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

     The cost of securities on a Federal tax basis at December 31, 2002, for the Small-Cap Growth, Post-Venture, Mid-Cap Growth,Emerging Growth and Technology Funds was $48,159,512, $91,401,616, $32,253,885, $208,844,942
     and $81,114,859, respectively. These amounts include the proceeds on short sales reflected in the Statements of Assets and Liabilities.

     At December 31, 2002, gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:


                                                          NET UNREALIZED
                     UNREALIZED         UNREALIZED         DEPRECIATION
    FUND            APPRECIATION      (DEPRECIATION)      ON INVESTMENTS
--------------------------------------------------------------------------------

    SMALL-CAP
    GROWTH          $ 4,832,965       $(14,724,385)        $(9,891,420)

    POST-VENTURE      3,180,488        (60,741,122)        (57,560,634)

    MID-CAP
    GROWTH            1,459,501        (15,148,027)        (13,688,526)

    EMERGING
    GROWTH            9,115,413       (122,165,092)       (113,049,679)

    TECHNOLOGY        2,680,330        (48,003,505)        (45,323,175)


     The book basis and tax basis of net unrealized appreciation (depreciation) on investments differs primarily as a result of the tax deferral of losses on wash sales.

     As of December 31, 2002 the components of accumulated deficit on a tax basis were as follows:


                   NET UNREALIZED       ACCUMULATED           TOTAL
                    DEPRECIATION        CAPITAL AND         ACCUMULATED
    FUND           ON INVESTMENTS       OTHER LOSSES          DEFICIT
--------------------------------------------------------------------------------

    SMALL-CAP
    GROWTH        $  (9,891,420)      $ (44,571,596)      $ (54,463,016)

    POST-VENTURE    (57,560,634)       (482,982,323)       (540,542,957)

    MID-CAP
    GROWTH          (13,688,526)       (200,517,971)       (214,206,497)

    EMERGING
    GROWTH         (113,049,679)       (421,264,798)       (534,314,477)

    TECHNOLOGY      (45,323,175)       (371,450,360)       (416,773,535)

4.   INVESTMENT ADVISORY AGREEMENT AND
     RELATED PARTY TRANSACTIONS

     Each Fund has an agreement with Van Wagoner Capital Management, Inc. (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of each agreement, the Adviser is compensated at the following percentage of average daily net assets for each Fund: 1.50% for the Small-Cap Growth Fund, 1.50% for the Post-VentureFund, 1.00% for the Mid-Cap Growth Fund, 1.25% for the Emerging Growth Fund and 1.25% for the Technology Fund. The Adviser has contractually agreed to reduce fees for expenses (exclusive of interest, dividends on short sales, taxes, brokerage and extraordinary expenses) that exceed 2.00% of each Fund's average daily net assets. Expenses of $418,333, $930,252, $313,315, $524,651 and $696,397
     were waived in the Small-Cap Growth, Post-Venture, Mid-Cap Growth,Emerging Growth and Technology

VANWAGONER.COM                                                                37

                                 VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS

VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS

     Funds, respectively for the year ended December 31, 2002.

     Certain directors and officers of the Funds are also officers of the Adviser. The Funds do not compensate its directors or officers who are officers of the Adviser. Certain officers and employees of the Adviser have interests in related partnerships that have investments in private placement securities which are also held by the Funds.

5.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

6.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 2002, were as follows:

     FUND                 PURCHASES         SALES
----------------------------------------------------

     SMALL-CAP
     GROWTH             $259,918,021   $279,620,908

     POST-VENTURE        172,231,471    208,056,208
     MID-CAP GROWTH      126,815,305    132,279,512

     EMERGING
     GROWTH              468,085,655    509,793,814

     TECHNOLOGY          163,774,040    178,381,347


7.  SHORT POSITIONS

    When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. Dividends on short sales, if any, are included as a component of miscellaneous expenses on the Statements of Operations. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

8.  OPTION CONTRACTS WRITTEN

    The premium amount and the number of
    option contracts written during the year ended December 31, 2002, were as follows:

                               PREMIUM     NUMBER OF
                               AMOUNT      CONTRACTS
--------------------------------------------------------------------------------

SMALL-CAP GROWTH FUND
   Options outstanding at
      December 31, 2001    $        --           --
   Options written             769,011        3,550
   Options closed             (769,011)      (3,550)
                           -----------       ------
   Options outstanding at
      December 31, 2002    $        --           --
                           ===========       ======

38    1-800-228-2121

                                PREMIUM    NUMBER OF
                                AMOUNT     CONTRACTS
-----------------------------------------------------
POST-VENTURE FUND
   Options outstanding at
      December 31, 2001     $        --          --
   Options written            1,256,998       7,011
   Options closed            (1,249,112)     (6,851)
   Options expired               (7,886)       (160)
                            -----------      ------
   Options outstanding at
      December 31, 2002     $        --          --
                            ===========      ======
MID-CAP GROWTH FUND
   Options outstanding at
      December 31, 2001     $        --          --
   Options written                   --          --
   Options closed                    --          --
   Options expired                   --          --
                            -----------      ------
   Options outstanding at
      December 31, 2002     $        --          --
                            ===========      ======


                                PREMIUM    NUMBER OF
                                AMOUNT     CONTRACTS
-----------------------------------------------------
EMERGING GROWTH FUND
   Options outstanding at
      December 31, 2001     $        --          --
   Options written            2,663,355      14,988
   Options closed            (2,642,999)    (14,575)
   Options expired              (20,356)       (413)
                            -----------      ------
   Options outstanding at
      December 31, 2002     $        --          --

                            ===========      ======
TECHNOLOGY FUND
   Options outstanding at
      December 31, 2001     $        --          --
   Options written            1,013,136       5,851
   Options closed            (1,004,412)     (5,674)
   Options expired               (8,724)       (177)
                            -----------      ------
   Options outstanding at
      December 31, 2002     $        --          --
                            ===========      ======


9.   TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities of the issuer. Companies which were affiliates of each Fund during the year ended December 31, 2002 were as follows:


                                                                                    AMOUNT
                                                                   AMOUNT OF       OF LOSS
                                      SHARE ACTIVITY               DIVIDENDS       REALIZED
-----------------------------------------------------------------  CREDITED         ON SALE        MARKET
                        BALANCE  PURCHASES/   SALES/     BALANCE   TO INCOME       OF SHARES      VALUE AT
SECURITY NAME          12/31/01   ADDITIONS REDUCTIONS  12/31/02    IN 2002         IN 2002       12/31/02
---------------------------------------------------------------------------------------------------------------------------

EMERGING GROWTH FUND
Embarcadero
  Technologies, Inc.* 1,650,000    275,100   440,100    1,485,000    $  --      $(10,863,509)   $  8,865,450
I-many, Inc.*         1,845,400  1,016,350    66,750    2,795,000       --          (793,203)      3,968,900
                                                                     -----      ------------    ------------
                                                                     $  --      $(11,656,712)    $12,834,350
                                                                     =====      ============    ============

* NON-INCOME PRODUCING

VANWAGONER.COM                                                                39

                                 VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS

VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS

10.  LEGAL ACTIONS AND REGULATORY MATTERS

     In 2001 the Company, the Adviser and others (including past and two present directors) were named as defendants in several purported class actions alleging, among other things, violations of federal securities law by failing to value private equity holdings at their fair value. Although the Company has not yet responded to these actions, the Company believes this litigation is without merit and intends to defend the actions vigorously. The Company believes that the outcome of the legal actions will not have a material adverse effect on the results of operations or the net asset values of the Funds.

     The staff of the San Francisco, California office of the Securities and Exchange Commission ("Staff") is conducting a private investigation of the Company and the Adviser to determine whether either or both have violated the federal securities laws. Among the matters being investigated is whether either or both violated the federal securities laws by failing to value private holdings at their fair value. In September 2002, the Staff notified the Adviser that the Staff had tentatively determined to recommend to the Securities and Exchange Commission ("Commission") that certain civil and/or administrative proceedings be initiated against the Adviser. An employee of the Adviser, a former director of the Company, and two current directors have also received such notifications from the Staff of its recommendation to the Commission. The Adviser has notified the Company that the staff has not yet submitted such a recommendation to the Commission and the Adviser has communicated to the Staff that it disagrees with its proposed recommendation. The Adviser informed the Company that it believes that the outcome of the investigation will not have a material adverse effect on the ability of the Adviser to perform its investment advisory agreements with the Funds. The Company believes that the outcome of the investigation will not have a material adverse effect on the results of operations or the net asset values of the Funds. Since the investigation is still in progress, there can be no assurance of its outcome.

     The costs of defending the Company, the Adviser and certain individuals related to the purported class actions and regulatory matters are significant. Substantially all such costs to date have been borne by the Adviser or have been covered by available insurance. Should costs be incurred directly by the Funds, they will be expensed as incurred and these costs, along with other Fund expenses, are taken into account in the determination of the Adviser's expense reimbursement obligations (see Note 4 to the financial statements).

11.  SUBSEQUENT EVENT

     On February 24, 2003, the registration statement for the Van Wagoner Growth Opportunities Fund was declared effective by the Securities and Exchange Commission. The Van Wagoner Growth Opportunities Fund is expected to commence operations in March 2003. The Adviser intends to recommend to the Board of Directors of the Company to accept its planned resignation as Adviser to Van Wagoner Mid-Cap-Growth Fund, Van Wagoner Post-Venture Fund and Van Wagoner Technology Fund effective April 30, 2003 and to initiate a plan of liquidation. The Company will encourage shareholders of these three funds to transfer their interests to the new fund.


40      1-800-228-2121

VAN WAGONER FUNDS REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of the Van Wagoner Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of the Van Wagoner Small-Cap Growth Fund, Van Wagoner Post-Venture Fund, Van Wagoner Mid-Cap Growth Fund, Van Wagoner Emerging-Growth Fund, and Van Wagoner Technology Fund (the Funds), including the schedules of investments, as of December 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights prior to 1999 were audited by other auditors whose report dated January 29, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Wagoner Small-Cap Growth Fund, Van Wagoner Post-Venture Fund, Van Wagoner Mid-Cap Growth Fund, Van Wagoner Emerging Growth Fund, and Van Wagoner Technology Fund at December 31, 2002, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/S/Ernst & Young LLP

Chicago, Illinois
January 31, 2003,
except for Note 11, as to which the date is February 24, 2003

VANWAGONER.COM                                                                41

                                VAN WAGONER FUNDS REPORT OF INDEPENDENT AUDITORS

VAN WAGONER FUNDS DIRECTORS AND OFFICERS

                                                                             NUMBER OF
                                                               PRINCIPAL   PORTFOLIOS IN     OTHER
                            POSITION(S)  TERM OF OFFICE      OCCUPATION(S)   COMPLEX     DIRECTORSHIPS
                             HELD WITH    AND LENGTH           OF DURING     OVERSEEN     BY HELD BY
NAME, ADDRESS, AND AGE         FUND       TIME SERVED        PAST 5 YEARS    DIRECTOR      DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
---------------------------------------------------------------------------------------------------------------------------
Larry P. Arnold              Director     Indefinite,      Private Investor;     5           None
435 Pacific Avenue                      until successor   Retired Founder and
Suite 400                                    elected       Managing General
San Francisco, CA 94133                                   Partner of Wessels
Age: 58                                     Served as     Arnold & Henderson
                                         Director since      (a securities
                                          December 1995     broker/dealer)

Kurt B. Grutzmacher          Director     Indefinite,    Portfolio Manager for   5           None
435 Pacific Avenue                      until successor    Westcliff Capital
Suite 400                                    elected        Management, LLC
San Francisco, CA 94133                                  since September 1998;
Age: 43                                     Served as    Institutional Equity
                                         Director since    Sales Trader for
                                          February 2002  Prudential Securities,
                                                          Inc. prior thereto
---------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*:
---------------------------------------------------------------------------------------------------------------------------
Garrett R. Van Wagoner      President,    Indefinite,    President, Treasurer,   5           None
435 Pacific Avenue          Treasurer,  until successor   Secretary, Director
Suite 400                    Secretary       elected     and sole shareholder
San Francisco, CA 94133         and                         of Van Wagoner
Age: 46                      Director       Served as     Capital Management
                                           President,        ("VWCM"), the
                                           Treasurer,     Funds' adviser since
                                          Secretary and      October 1995
                                         Director since
                                          December 1995
---------------------------------------------------------------------------------------------------------------------------
OFFICER:
---------------------------------------------------------------------------------------------------------------------------
Peter R. Kris                  Vice       Indefinite,       Vice President      Not          None
435 Pacific Avenue          President   until successor      of VWCM since  applicable
Suite 400                                    elected         February 1996
San Francisco, CA 94133
Age: 36                                  Served as Vice
                                         President since
                                          February 1996

* THE INTERESTED DIRECTOR SERVES AS DIRECTOR AND OFFICER OF VWCM.

Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-228-2121.

42   1-800-228-2121

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

This report is submitted for the general information of shareholders of Van Wagoner Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus gives details about charges, investment objectives, risks and operating policies of the Funds. Read the Prospectus carefully.

[LOGO OMITTED}

                                    PRESORTED
                                   FIRST CLASS
                                  U.S. POSTAGE
                                      PAID
                                 PERMIT NO. 105
                                NORTH READING, MA


Please mail correspondence to:

Van Wagoner Funds
P.O. Box 9682
Providence, RI 02940-9682


Express mail or overnight deliveries
should be sent to:

Van Wagoner Funds
101 Sabin Street
Pawtucket, RI 02860


[LOGO OMITTED}

1-800-228-2121



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